Exhibit 10.2

MONGODB, INC.

2016 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: DECEMBER 7, 2016

APPROVED BY THE STOCKHOLDERS: JANUARY 27, 2017

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS:  OCTOBER 4, 2017

APPROVED BY THE STOCKHOLDERS:  OCTOBER 5, 2017

EFFECTIVE DATE OF AMENDMENT AND RESTATEMENT: [•], 2017

1.                                      GENERAL.

(a)                                 Successor to and Continuation of Prior Plan.

(i)                                    The Restated Plan is intended as the successor to and continuation of the MongoDB, Inc. (f/k/a 10Gen, Inc.) 2008 Stock Incentive Plan, as amended (the “Prior Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the Prior Plan.  All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Restated Plan.  All stock awards granted under the Prior Plan remain subject to the terms of the Prior Plan.

(ii)                                From and after 12:01 a.m. Pacific time on the Effective Date, a number of shares of Common Stock equal to the total number of shares of Class A Common Stock subject, at such time, to outstanding stock awards granted under the Prior Plan that (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited or reacquired because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are otherwise reacquired or withheld (or not issued) to satisfy the purchase or exercise price or tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b)                                 Eligible Award Recipients.  Employees, Directors and Consultants are eligible to receive Awards under the terms of the Restated Plan.

(c)                                  Available Awards.  The Restated Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d)                                 Purpose.  The Restated Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.                                      ADMINISTRATION.

(a)                                 Administration by Board.  The Board will administer the Restated Plan.  The Board may delegate administration of the Restated Plan to a Committee or Committees, as provided in Section 2(c).

(b)                                 Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Restated Plan:

(i)                                    To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)                                To construe and interpret the Restated Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Restated Plan and Awards.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Restated Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Restated Plan or Award fully effective.

(iii)                            To settle all controversies regarding the Restated Plan and Awards granted under it.

(iv)                             To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued).

(v)                                 To suspend or terminate the Restated Plan at any time.  Except as otherwise provided in the Restated Plan or an Award Agreement, suspension or termination of the Restated Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent except as provided in subsection (viii) below.

(vi)                             To amend the Restated Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Restated Plan or Awards granted under the Restated Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Restated Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Restated Plan, (B) materially expands the class of individuals eligible to receive Awards under the Restated Plan, (C) materially increases the benefits accruing to Participants under the Restated Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Restated Plan, (E) materially extends the term of the Restated Plan, or (F) materially expands the types of Awards available for issuance under the Restated Plan.  Except as otherwise provided in the Restated Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Restated Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)                         To submit any amendment to the Restated Plan for stockholder approval, including, but not limited to, amendments to the Restated Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding Incentive Stock Options, or (C) Rule 16b-3.

(viii)                     To approve forms of Award Agreements for use under the Restated Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Restated Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.  Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)                             Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Restated Plan and/or Award Agreements.

(x)                                 To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit participation in the Restated Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Restated Plan or any Award Agreement that are made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).

(xi)                             To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Restated Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c)                                  Delegation to Committee.

(i)                                    General.  The Board may delegate some or all of the administration of the Restated Plan to a Committee or Committees.  If administration of the Restated Plan is delegated to a

Committee, the Committee will have, in connection with the administration of the Restated Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Restated Plan to the Board will thereafter be to the Committee or subcommittee, as applicable).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Restated Plan, adopted from time to time by the Board or Committee (as applicable).  The Board may retain the authority to concurrently administer the Restated Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)                                Section 162(m) and Rule 16b-3 Compliance.  The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d)                                 Delegation to an Officer.  The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers or Directors to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority.  The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(s)(iii) below.

(e)                                  Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.                                      SHARES SUBJECT TO THE RESTATED PLAN.

(a)                                 Share Reserve.

(i)                                    Subject to Section 9(a) relating to Capitalization Adjustments and subsection (ii) below regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 17,436,415 shares, which number is the sum of (A) 7,922,195 shares, and (B) the Returning Shares, if any, which become available for grant under this Restated Plan from time to time, in an aggregate amount not to exceed 9,514,220 (such aggregate number of shares described in (A) and (B) above, ( the “Share Reserve”).

(ii)                                The Share Reserve will automatically increase on the first day of each fiscal year, for a period of not more than ten years, commencing on February 1 in the calendar year following the calendar year in which the Restatement Date occurs and ending on and including February 1, 2027, in an amount equal to 5% of the total number of shares of Capital Stock outstanding on the last day of the fiscal year prior to the date of such automatic increase.  Notwithstanding the foregoing, the Board may act prior to the first day of a given fiscal year to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii)                            For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Restated Plan.  Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(iv)                             Shares may be issued under the terms of the Restated Plan in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Restated Plan.

(b)                                 Reversion of Shares to the Share Reserve.  If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Restated Plan.  If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Restated Plan.  Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Restated Plan.

(c)                                  Incentive Stock Option Limit.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be three (3) times the Share Reserve.

(d)                                 Section 162(m) Limitations.  Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i)                                    A maximum of 2,250,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any one calendar year.  Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any fiscal year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii)                                A maximum of 2,250,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)                            A maximum of $3,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)                                  Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Restated Plan or otherwise during any one fiscal year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such fiscal year for service on the Board, will not exceed $1,000,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes).

(f)                                   Source of Shares.  The stock issuable under the Restated Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.                                      ELIGIBILITY FOR STOCK AWARDS.

(a)                                 Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code).  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)                                 Ten Percent Stockholders.  A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.                                      PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate.  All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a)                                 Term.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b)                                 Exercise Price.  Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted.  Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a corporate transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.  Each SAR will be denominated in shares of Common Stock equivalents.

(c)                                  Purchase Price for Options.  The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below.  The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment.  The permitted methods of payment are as follows:

(i)                                    by cash, check, bank draft, wire transfer, or money order payable to the Company;

(ii)                                pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)                            by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)                             if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.  Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)                                 in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.

(d)                                 Exercise and Payment of a SAR.  To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR.  The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date.  The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such SAR.

(e)                                  Transferability of Options and SARs.  The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine.  In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)                                    Restrictions on Transfer.  An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant.  The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Restated Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)                                Domestic Relations Orders.  Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2) or comparable local law.  If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)                            Beneficiary Designation.  Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.  However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)                                   Vesting Generally.  The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal.  The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of performance goals or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options or SARs may vary.  The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)                                 Termination of Continuous Service.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement, which period will not be less than thirty (30) days if necessary to comply with applicable laws unless such termination is for Cause) and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h)                                 Extension of Termination Date.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.  In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.

(i)                                    Disability of Participant.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement.  If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)                                    Death of Participant.  Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement.  If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)                                 Termination for Cause.  Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)                                    Non-Exempt Employees.  If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date).  Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

(m)                             Early Exercise of Options.  An Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

6.                                      PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)                                 Restricted Stock Awards.  Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board.  The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical.  Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)                                Vesting.  Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)                            Termination of Participant’s Continuous Service.  If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)                             Transferability.  Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)                                 Dividends.  A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b)                                 Restricted Stock Unit Awards.  Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate.  The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical.  Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Restricted Stock Unit Award Agreement or otherwise) the substance of each of the following provisions:

(i)                                    Consideration.  At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award.  The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)                                Vesting.  At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)                            Payment.  A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)                             Additional Restrictions.  At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)                                 Dividend Equivalents.  Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.  At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board.  Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)                             Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c)                                  Performance Awards.

(i)                                    Performance Stock Awards.  A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)                                Performance Cash Awards.  A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  A Performance Cash Award may also require the Participant’s completion of a specified period of Continuous Service.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii)                            Board Discretion.  The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(iv)                             Section 162(m) Compliance.  Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain.  Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

(d)                                 Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6.  Subject to the provisions of the Restated Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.                                      COVENANTS OF THE COMPANY.

(a)                                 Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)                                 Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Restated Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other applicable law, the Restated Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Restated Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)                                  No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner or tax treatment of exercising such Stock Award.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.                                      MISCELLANEOUS.

(a)                                 Use of Proceeds from Sales of Common Stock.  Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b)                                 Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(c)                                  Stockholder Rights.  No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to the Stock Award has been entered into the books and records of the Company.

(d)                                 No Employment or Other Service Rights.  Nothing in the Restated Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.

(e)                                  Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)                                   Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars (U.S. $100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)                                 Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Restated Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)                                 Withholding Obligations.  Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that (A) no shares of Common Stock are withheld with a Fair Market Value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes), and (B) with respect to an Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(i)                                    Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)                                    Deferrals.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  It is intended that deferrals by Participants will be made in accordance with Section 409A of the Code.  Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company.  The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Restated Plan and in accordance with applicable law.

(k)                                 Compliance with Section 409A of the Code.  Unless otherwise expressly provided for in an Award Agreement, the Restated Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Restated Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.  If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement.  Notwithstanding anything to the contrary in this Restated Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)                                    Clawback/Recovery.  All Awards granted under the Restated Plan will be subject to recoupment in accordance with any clawback policy that the Company is required or elects to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law or otherwise.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.                                      ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)                                 Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Restated Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)                                 Dissolution.  Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or not subject to the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c)                                  Transactions.   The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.  In the event of a Transaction, then, notwithstanding any other provision of the Restated Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i)                                    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii)                                arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)                            accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv)                             arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)                                 cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration, as the Board, in its sole discretion, may consider appropriate; and

(vi)                             make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of shares subject to the Stock Award.  For clarity, this payment may be zero ($0) if the amount per share (or value of property per share) payable to the holders of the Common Stock is equal to or less than the exercise price of the Stock Award.  In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.  The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)                                 Change in Control.  A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, as may be provided in any other written agreement between the Company or any Affiliate and the Participant, or as may be determined by the Board or Committee, but in the absence of such provision, no such acceleration will occur.

10.                               PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE RESTATED PLAN.

The Board may suspend or terminate the Restated Plan at any time.  No Incentive Stock Option may be granted after the tenth (10th) anniversary of the earlier of (i) the date the Restated Plan is adopted by the Board or (ii) the date the Restated Plan is approved by the stockholders of the Company.  No Awards may be granted under the Restated Plan while the Restated Plan is suspended or after it is terminated.

11.                               EFFECTIVE DATE OF THE AMENDMENT AND RESTATEMENT.

The Restated Plan will become effective on the Restatement Date; provided, however, that no Award may be granted under the Restated Plan prior to the Restatement Date.  In addition, no Stock Award granted under the Restated Plan will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award granted under the Restated Plan will be settled unless and until the Restated Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Restated Plan is adopted by the Board.

12.                               CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Restated Plan, without regard to that state’s conflict of laws rules.

13.                               DEFINITIONS.   As used in the Restated Plan, the following definitions will apply to the capitalized terms indicated below:

(a)                                 “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405.  The Board will have the authority to determine the time or times at which “parent” or “majority-owned subsidiary” status is determined within the foregoing definition.

(b)                                 “Award” means a Stock Award or a Performance Cash Award.

(c)                                  “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f)                                   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Restated Plan or subject to any Stock Award after the

Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(a)                                 “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events:  (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or an Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct or gross negligence. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion.  Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(b)                                 “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Restatement Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively with an IPO Investor, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation, or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion or another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the

Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)                                there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii)                            there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv)                             individuals who, on the date the Restated Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Restated Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.  To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).  The Board may, in its sole discretion and without a Participant’s consent, amend the definition of

“Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(c)                                  “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(d)                                 “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(e)                                  “Common Stock” means the Class A Common Stock of the Company.

(f)                                   “Company” means MongoDB, Inc., a Delaware corporation.

(g)                                 “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Restated Plan.  Notwithstanding the foregoing, a person is treated as a Consultant under the Restated Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(h)                                 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors.  Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(i)                                    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                                    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)                                a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

(iii)                            a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)                             a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(j)                                    “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(k)                                 “Director” means a member of the Board.

(l)                                    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(m)                             “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware, has completely wound up its affairs.  Conversion of the Company into a Limited Liability Company (or other pass-through entity) will not be considered a “Dissolution” for purposes of the Restated Plan.

(n)                                 “Effective Date” means the effective date of the Original Plan, which is December 7, 2016.

(o)                                 “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Restated Plan.

(p)                                 “Entity” means a corporation, partnership, limited liability company or other entity.

(q)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(r)                                  “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity

Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(s)                                   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)                                    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)                                Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)                            In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(t)                                    “Incentive Stock Option” means an option granted pursuant to Section 5 of the Restated Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(u)                                 “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act.

(v)                                 “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Restated Plan that does not qualify as an Incentive Stock Option.

(w)                               “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(x)                                 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Restated Plan.

(y)                                 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant.  Each Option Agreement will be subject to the terms and conditions of the Restated Plan.

(z)                                  “Optionholder” means a person to whom an Option is granted pursuant to the Restated Plan or, if applicable, such other person who holds an outstanding Option.

(aa)                          “Original Plan” means the 2016 MongoDB, Inc. Equity Incentive Plan, as originally adopted on the Effective Date.

(bb)                          “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).

(cc)                            “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant.  Each Other Stock Award Agreement will be subject to the terms and conditions of the Restated Plan.

(dd)                          “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of U.S. Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ee)                            “Own,” “Owned,” “Owner,” “Ownership”  A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff)                              “Participant” means a person to whom a Stock Award is granted pursuant to the Restated Plan or, if applicable, such other person who holds an outstanding Stock Award.

(gg)                          “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(hh)                          “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenues or product revenues; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes; (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property;  and (39) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board or Committee.

(ii)                                “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (5) to exclude the dilutive effects of acquisitions or joint ventures; (6) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (7) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (8) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (9) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (10) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period.  Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(jj)                                “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(kk)                          “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(ll)                                “Restated Plan” means this Amended and Restated MongoDB, Inc. 2016 Equity Incentive Plan, which amends and restates the Original Plan.

(mm)                  “Restatement Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(nn)                          “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo)                          “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant.  Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Restated Plan.

(pp)                          “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq)                          “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant.  Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Restated Plan.

(rr)                            “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss)                              “Rule 405” means Rule 405 promulgated under the Securities Act.

(tt)                                “Securities Act” means the Securities Act of 1933, as amended.

(uu)                          “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(vv)                          “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant.  Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Restated Plan.

(ww)                      “Stock Award” means any right to receive Common Stock granted under the Restated Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or any Other Stock Award.

(xx)                          “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant.  Each Stock Award Agreement will be subject to the terms and conditions of the Restated Plan.

(yy)                          “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) .

(zz)                            “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(aaa)                   “Transaction” means a Corporate Transaction or a Change in Control.

MONGODB, INC.
STOCK OPTION GRANT NOTICE
(2016 EQUITY INCENTIVE PLAN)

MongoDB, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this stock option grant notice (this “Stock Option Grant Notice”), in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement.  If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option(1)	☐ Nonstatutory Stock Option

Exercise Schedule:	☐ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft, wire transfer or money order payable to the Company
☐ Pursuant to a Regulation T Program if the shares are publicly traded
☐ By delivery of already-owned shares if the shares are publicly traded
☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements:  Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, (ii) any compensation recovery policy

(1) If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year.  Any excess over $100,000 is a Nonstatutory Stock Option.

that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

MONGODB, INC.		OPTIONHOLDER:

By:
	Signature		Signature
Title:		Date:
Date:

ATTACHMENTS:  Option Agreement, 2016 Equity Incentive Plan, Notice of Exercise and Early Exercise Stock Purchase Agreement

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ATTACHMENT I

OPTION AGREEMENT

(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Stock Option Grant Notice”) and this Option Agreement (this “Option Agreement”), MongoDB, Inc. (the “Company”) has granted you an option under its 2016 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Stock Option Grant Notice at the exercise price indicated in your Stock Option Grant Notice.  The option is granted to you effective as of the date of grant set forth in the Stock Option Grant Notice (the “Date of Grant”).  If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control.  Capitalized terms not explicitly defined in this Option Agreement or in the Stock Option Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Stock Option Grant Notice and the Plan, are as follows:

1.             VESTING.  Your option will vest as provided in your Stock Option Grant Notice.  Vesting will cease upon the termination of your Continuous Service.

2.             NUMBER OF SHARES AND EXERCISE PRICE.  The number of shares of Common Stock subject to your option and your exercise price per share in your Stock Option Grant Notice will be adjusted for Capitalization Adjustments.

3.             EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES.  If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months.  Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).

4.             EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”).  If permitted in your Stock Option Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a)         a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b)         any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c)         you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d)         if your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

5.             INCENTIVE STOCK OPTION LIMITATION.  If your option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which your option plus all other Incentive Stock Options you hold are exercisable for the first time by you during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), your option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

6.             METHOD OF PAYMENT.  You must pay the full amount of the exercise price for the shares you wish to exercise.  You may pay the exercise price in cash or by check, bank draft, wire transfer or money order payable to the Company or in any other manner permitted by your Stock Option Grant Notice, which may include one or more of the following:

(a)         Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.  This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)         Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.  “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

7.             WHOLE SHARES.  You may exercise your option only for whole shares of Common Stock.

8.             SECURITIES LAW COMPLIANCE.  In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such

2

laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

9.             TERM.  You may not exercise your option before the Date of Grant or after the expiration of the option’s term.  The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)         immediately upon the termination of your Continuous Service for Cause;

(b)         three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability, or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three-month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(c)         twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 9(d)) below;

(d)         twelve (12) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)         the Expiration Date indicated in your Stock Option Grant Notice; and

(f)          the day before the tenth (10th) anniversary of the Date of Grant.

If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability.  The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.

10.          EXERCISE.

(a)         You may exercise the vested portion of your option (and the unvested portion of your option if your Stock Option Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

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(b)         By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, or (ii) the disposition of shares of Common Stock acquired upon such exercise.

(c)         If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

(d)         By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule~~s~~ or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period.  You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.  You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 10(d).  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 10(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

11.          TRANSFERABILITY.  Except as otherwise provided in this Section 11, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)         Certain Trusts.  Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust.  You and the trustee must enter into transfer and other agreements required by the Company.

(b)         Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.  If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c)         Beneficiary Designation.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third

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party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

12.          RIGHT OF REPURCHASE.  The Company will have the right to repurchase all of the shares of Common Stock you acquire pursuant to the exercise of your option upon termination of your Continuous Service for Cause.  Such repurchase will be at the exercise price you paid to acquire the shares and will be effected pursuant to such other terms and conditions, and at such time, as the Company will determine.

13.          OPTION NOT A SERVICE CONTRACT.  Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment.  In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

14.          WITHHOLDING OBLIGATIONS.

(a)         At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)         If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).  Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c)         You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied.  Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.

15.          TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation.  In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Stock Option Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

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16.          NOTICES.  Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.          GOVERNING PLAN DOCUMENT.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.  In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

18.          OTHER DOCUMENTS.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

19.          EFFECT ON OTHER EMPLOYEE BENEFIT PLANS.  The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

20.          VOTING RIGHTS.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

21.          SEVERABILITY.  If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

22.          NO ADVICE REGARDING GRANT.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of stock.  You are hereby advised to consult with

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your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

23.          ELECTRONIC DELIVERY AND ACCEPTANCE.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and that such online or electronic participation shall have the same force and effect as documentation executed in written form.

24.          MISCELLANEOUS.

(a)         The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)         You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)         You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)         This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)         All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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ATTACHMENT II

2016 EQUITY INCENTIVE PLAN

ATTACHMENT III

NOTICE OF EXERCISE

MONGODB, INC.

100 FOREST AVENUE

PALO ALTO, CA 94301

Date of Exercise:

This constitutes notice to MongoDB, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the exercise price set forth below.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$	$

Cash payment delivered herewith:	$	$

Regulation T Program (cashless exercise(1)):	$	$

Value of Shares delivered herewith(2):	$	$	]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the MongoDB, Inc. 2016 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.

(1) Shares must meet the public trading requirements set forth in the option agreement.

(2) Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

I agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”).  I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Signature

Print Name

Address of Record:

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ATTACHMENT IV

EARLY EXERCISE STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made by and between MongoDB, Inc., a Delaware corporation (the “Company”), and                 (“Purchaser”).

WITNESSETH:

WHEREAS, Purchaser holds a stock option dated                 to purchase shares of Class A Common Stock (“Common Stock”) of the Company (the “Option”) pursuant to the Company’s 2016 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Option consists of a Stock Option Grant Notice and a Stock Option Agreement; and

WHEREAS, Purchaser desires to exercise the Option on the terms and conditions contained herein; and

WHEREAS, Purchaser wishes to take advantage of the early exercise provision of Purchaser’s Option and therefore to enter into this Agreement;

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1.                                      INCORPORATION OF PLAN AND OPTION BY REFERENCE.  This Agreement is subject to all of the terms and conditions as set forth in the Plan and the Option.  If there is a conflict between the terms of this Agreement and/or the Option and the terms of the Plan, the terms of the Plan shall control.  If there is a conflict between the terms of this Agreement and the terms of the Option, the terms of the Option shall control.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.  Defined terms not explicitly defined in this Agreement or the Plan but defined in the Option shall have the same definitions as in the Option.

2.                                      PURCHASE AND SALE OF COMMON STOCK.

(a)                                 Agreement to purchase and sell Common Stock.  Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of       (   ) shares of Common Stock at $      per share, for an aggregate purchase price of $     , payable as follows:

Cash, check, bank draft or money order payable to the Company	$

Value of shares of Common Stock(1)	$

Total Exercise Price	$	.

(1)                                 Shares must meet the public trading requirements set forth in the Option.  Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option and must be owned free and clear of any liens, claims, encumbrances or security interest.  Certificates must be endorsed or accompanied by an executed stock assignment.

(b)                                 Closing. The closing hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree; provided, however, that if stockholder approval of the Plan is required before the Option may be exercised, then the Option may not be exercised, and the closing shall be delayed, until such stockholder approval is obtained.  If such stockholder approval is not obtained within the time limit specified in the Plan, then this Agreement shall be null and void.

3.                                      UNVESTED SHARE REPURCHASE OPTION.

(a)                                 Repurchase Option.  In the event Purchaser’s Continuous Service terminates, then the Company shall have an irrevocable option (the “Repurchase Option”) for a period of ninety (90) days after said termination (or in the case of shares issued upon exercise of the Option after such date of termination, within ninety (90) days after the date of the exercise), or such longer period as may be agreed to by the Company and Purchaser, to repurchase from Purchaser or Purchaser’s personal representative, as the case may be, those shares that Purchaser received pursuant to the exercise of the Option that have not as yet vested as of such termination date in accordance with the Vesting Schedule indicated on Purchaser’s Stock Option Grant Notice (the “Unvested Shares”).

(b)                                 Share Repurchase Price.   The Company may repurchase all or any of the Unvested Shares at the lower of (i) the Fair Market Value of the such shares (as determined under the Plan) on the date of repurchase, or (ii) the price equal to Purchaser’s Exercise Price for such shares as indicated on Purchaser’s Stock Option Grant Notice.

4.                                      EXERCISE OF REPURCHASE OPTION.  The Repurchase Option shall be exercised by written notice signed by such person as designated by the Company, and delivered or mailed as provided herein.  Such notice shall identify the number of shares of Common Stock to be purchased and shall notify Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above.  The Company shall be entitled to pay for any shares of Common Stock purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Promissory Note given in payment for the Common Stock), or by a combination of both.  Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by Purchaser.

5.                                      CAPITALIZATION ADJUSTMENTS TO COMMON STOCK.  In the event of a Capitalization Adjustment, then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of Common Stock shall be immediately subject to the Repurchase Option and be included in the word “Common Stock” for all purposes of the Repurchase Option with the same force and effect as the shares of the Common Stock presently subject to the Repurchase Option, but only to the extent the Common Stock is, at the time, covered by such Repurchase Option.  While the total Option Price shall remain the same after each such event, the Option Price per share of Common Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

6.                                      CORPORATE TRANSACTIONS.  In the event of a Corporate Transaction, then the Repurchase Option may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction.  To the extent the

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Repurchase Option remains in effect following such Corporate Transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the Corporate Transaction, but only to the extent the Common Stock was at the time covered by such right.  Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Option to reflect the Corporate Transaction upon the Company’s capital structure; provided, however, that the aggregate price payable upon exercise of the Repurchase Option shall remain the same.

7.                                      ESCROW OF UNVESTED COMMON STOCK.  As security for Purchaser’s faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser’s Common Stock upon exercise of the Repurchase Option herein provided for, Purchaser agrees, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary’s designee (“Escrow Agent”), as Escrow Agent in this transaction, three (3) stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Common Stock subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit B, attached hereto and incorporated by this reference, which instructions also shall be delivered to the Escrow Agent at the closing hereunder.

8.                                      RIGHTS OF PURCHASER. Subject to the provisions of the Option, Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow.  Purchaser shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company’s Repurchase Option.

9.                                      LIMITATIONS ON TRANSFER.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while the Common Stock is subject to the Repurchase Option.  After any Common Stock has been released from the Repurchase Option, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

10.                               RESTRICTIVE LEGENDS.  All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)                                 “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.  ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

(b)                                 “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE EXERCISE OF AN INCENTIVE STOCK OPTION OR A NONSTATUTORY STOCK OPTION.

(c)                                  “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

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11.                               LOCK-UP PERIOD. By exercising the Option, Purchaser agrees not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Purchaser, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with FINRA Rule 2241 and similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing shall prevent the exercise of the Repurchase Option during the Lock-Up Period.  Purchaser further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

12.                               SECTION 83(b) ELECTION.   Purchaser understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid for the Common Stock and the fair market value of the Common Stock as of the date any restrictions on the Common Stock lapse.  In this context, “restriction” includes the right of the Company to buy back the Common Stock pursuant to the Repurchase Option set forth above.  Purchaser understands that Purchaser may elect to be taxed at the time the Common Stock is purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days of the date of purchase.  Even if the fair market value of the Common Stock at the time of the execution of this Agreement equals the amount paid for the Common Stock, the 83(b) Election must be made to avoid income under Section 83(a) in the future.  Purchaser understands that failure to file such an 83(b) Election in a timely manner may result in adverse tax consequences for Purchaser.  Purchaser further understands that Purchaser must file an additional copy of such 83(b) Election with his or her federal income tax return for the calendar year in which the date of this Agreement falls.  Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Common Stock hereunder, and does not purport to be complete.  Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.  PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(B) OF THE CODE. THE COMPANY AND ITS LEGAL COUNSEL WILL NOT ASSUME RESPONSIBILITY FOR FAILURE TO FILE THE 83(B) ELECTION IN A TIMELY MANNER UNDER ANY CIRCUMSTANCES. PURCHASER ASSUMES ALL RESPONSIBILITY FOR PAYING ALL TAXES RESULTING FROM SUCH ELECTION OR THE LAPSE OF THE RESTRICTIONS ON THE COMMON STOCK. Forms of 83(b) Election are attached hereto as Exhibit C for reference.

13.                               REFUSAL TO TRANSFER.  The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

14.                               NO EMPLOYMENT RIGHTS.  This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company or its Affiliates to terminate Purchaser’s employment for any reason at any time, with or without cause and with or without notice.

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15.                               MISCELLANEOUS.

(a)                                 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b)                                 Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns. The Company may assign the Repurchase Option hereunder at any time or from time to time, in whole or in part.

(c)                                  Attorneys’ Fees; Specific Performance.  Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment for the shares repurchased, pursuant to the terms of this Agreement, shall be entitled to receive the Common Stock, in specie, in order to have such Common Stock available for future issuance without dilution of the holdings of other stockholders.  Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Common Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Common Stock.

(d)                                 Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)                                  Further Execution.  The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)                                   Independent Counsel.  Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Purchaser.  Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

(g)                                 Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

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(h)                                 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)                                    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  This Agreement may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

The parties hereto have executed this Agreement as of                .

MONGODB, INC.

By
Name
Title

PURCHASER

Signature

Name (Please print)

ATTACHMENTS:

Exhibit A                                             Assignment Separate from Certificate

Exhibit B                                             Joint Escrow Instructions

Exhibit C                                             Forms of Section 83(b) Election

6

EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                         hereby sells, assigns and transfers unto MongoDB, Inc., a Delaware corporation (the “Company”), pursuant to the Repurchase Option under that certain Early Exercise Stock Purchase Agreement, dated                 by and between the undersigned and the Company (the “Agreement”),                 (               ) shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                 and does hereby irrevocably constitute and appoint the Company’s Secretary attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Repurchase Option under the Agreement.

Dated:

(Signature)

(Print Name)

(INSTRUCTION:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

Secretary

MongoDB, Inc.

100 Forest Avenue

Palo Alto, CA 94301

Dear Sir or Madam:

As Escrow Agent for both MongoDB, Inc., a Delaware corporation (“Company”), and the undersigned purchaser of Common Stock of the Company (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement (“Agreement”), dated                 to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

1.                                      In the event the Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of Common Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                      At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of Common Stock being purchased pursuant to the exercise of the Repurchase Option.

3.                                      Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as the Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                      This escrow shall terminate and the shares of stock held hereunder shall be released in full upon the expiration or exercise in full of the Repurchase Option, whichever occurs first.

5.                                      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

6.                                      Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                      You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                               You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                               Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company party.  In the event of any such termination, the Secretary of the Corporation shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and Purchaser hereby confirms the appointment of such successor as Purchaser’s attorney-in-fact and agent to the full extent of your appointment.

12.                               If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13.                               It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

14.                               Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto:

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COMPANY:	MongoDB, Inc.
100 Forest Avenue
Palo Alto, CA 94301
Attn: Chief Financial Officer

PURCHASER:

ESCROW AGENT:	MongoDB, Inc.
100 Forest Avenue
Palo Alto, CA 94301
Attn: Corporate Secretary

15.                               By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16.                               You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder.  You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.  The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

17.                               This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents.  It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

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18.                               This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware.

Very truly yours,

MONGODB, INC.

By

Name:

Title

PURCHASER:

Signature

Name (Please Print)

ESCROW AGENT:

Secretary, MongoDB, Inc.

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EXHIBIT C

SECTION 83(b) ELECTION

(for Stock Acquired under Nonstatutory Stock Option)

[•], 20

Department of the Treasury

Internal Revenue Service

[City, State Zip](1)

Re:                             Election Under Section 83(b)

Ladies and Gentlemen:

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over the amount paid for those shares. The following information is supplied in accordance with Treasury Regulation § 1.83-2:

1.                                      The name, social security number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Social Security Number:

Address:

Taxable year: Calendar year 20  .

2.                                      The property that is the subject of this election: [#] shares of common stock of MongoDB, Inc., a Delaware corporation (the “Company”).

3.                                      The property was transferred on: [•], 20  .

4.                                      The property is subject to the following restrictions:

The shares are subject to repurchase at less than their fair market value if the undersigned does not continue to provide services for the Company for a designated period of time. The right of repurchase lapses over a specified vesting period..

5.                                      The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[•] per share x [#] shares = $[•].

6.                                      For the property transferred, the undersigned paid: $[•] per share x [#] shares = $[•].

7.                                      The amount to include in gross income is: $[•].(2)

(1) Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return.  See
http://www.irs.gov/uac/Where-to-File-Addresses-for—Taxpayers- and—Tax-Professionals-Filing-Form-1040. Use the address in the row which includes the state in which the service provider lives and in the column entitled “And you ARE NOT enclosing a payment”.

5

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed and the transferee of the property, if any. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Very truly yours,

[Name]

(2) This should equal the amount in Item 5 minus the amount in Item 6, and in many cases will be $0.00.

6

SECTION 83(b) ELECTION

(for Stock Acquired under Incentive Stock Option)

[•], 20

Department of the Treasury

Internal Revenue Service

[City, State Zip](1)

Re:                             Election Under Section 83(b)

Ladies and Gentlemen:

The undersigned taxpayer hereby elects, pursuant to the provisions of Sections 55-56 and 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in alternative minimum taxable income for the undersigned’s current taxable year, as compensation for services, the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property. The undersigned also elects pursuant to Section 83(b) of the Code to include in gross income for the taxable year in which the undersigned disposes of some or all of the property described below in a transaction which fails to satisfy the requirements of Section 422(a)(1) of the Code (a “disqualifying disposition”), as compensation for services, the lesser of (i) the excess, if any, of the fair market value of the disposed property at the time of transfer to the undersigned over the amount paid for such property; or (ii) the excess, if any of the amount realized by the undersigned in the disqualifying disposition over the amount paid for such property at the time of its transfer to the undersigned.

The following information is supplied in accordance with Treasury Regulation § 1.83-2:

1.                                      The name, social security number, address of the undersigned, and the taxable year for which this election is being made are:

Name:

Social Security Number:

Address:

Taxable year: Calendar year 20  .

2.                                      The property that is the subject of this election: [#] shares of common stock of MongoDB, Inc, a Delaware corporation (the “Company”).

3.                                      The property was transferred on: [•], 20  .

4.                                      The property is subject to the following restrictions:

(1) Per Treasury Regulation § 1.83-2(c), the Section 83(b) election must be filed with the IRS office where the person otherwise files his or her tax return.  See
http://www.irs.gov/uac/Where-to-File-Addresses-for—Taxpayers-and—Tax-Professionals-Filing-Form-1040. Use the address in the row which includes the state in which the service provider lives and in the column entitled “And you ARE NOT enclosing a payment”.

The shares are subject to repurchase at less than their fair market value if the undersigned does not continue to provide services for the Company for a designated period of time. The risk of repurchase lapses over a specified vesting period.

5.                                      The fair market value of the property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Treasury Regulation § 1.83-3(h)): $[•] per share x [#] shares = $[•].

6.                                      For the property transferred, the undersigned paid: $[•] per share x [#] shares = $[•].

7.                                      The amount to include in gross income is: $[•].(2)

The undersigned taxpayer will file this election with the Internal Revenue Service office with which taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed and the transferee of the property, if any. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the property is transferred. The undersigned is the person performing the services in connection with which the property was transferred.

Very truly yours,

[Name]

(2) This should equal the amount in Item 5 minus the amount in Item 6, and in many cases will be $0.00.

2

INSTRUCTIONS FOR FILING SECTION 83(b) ELECTION

Attached is a form of election under Section 83(b) of the Internal Revenue Code and an accompanying IRS cover letter. Please fill in your social security number and sign the election and cover letter, then proceed as follows:

(a)                                 Make four copies of the completed election form and one copy of the IRS cover letter.

(b)                                 Send the original election form and cover letter, the copy of the cover letter, and a self-addressed stamped return envelope to the Internal Revenue Service Center where you would otherwise file your tax return. Even if an address for an Internal Revenue Service Center is already included in the forms below, it is your obligation to verify such address. This can be done by searching for the term “where to file” on www.irs.gov or by calling 1 (800) 829-1040. Sending the election via certified mail, requesting a return receipt, is also recommended.

(c)                                  Deliver one copy of the completed election form to MONGODB, Inc.

(d)                                 Attach one copy of the completed election form to your federal personal income tax return (Form 1040) when you file it for the year of exercise.

(e)                                  Attach one copy of the completed election form to your state personal income tax return when you file it for the year of exercise (assuming you file a state income tax return).

(f)                                   Retain one copy of the completed election form for your personal permanent records.

Note: An additional copy of the completed election form must be delivered to the transferee (recipient) of the property if the service provider and the transferee are not the same person.

Please note that the election must be filed with the IRS within 30 days of the date of your stock option early exercise. Failure to file within that time will render the election void and you may recognize ordinary taxable income as your vesting restrictions lapse. MongoDB, Inc. and its counsel cannot assume responsibility for failure to file the election in a timely manner under any circumstances.

3

[•], 20

RETURN SERVICE REQUESTED

Department of the Treasury

Internal Revenue Service

[City, State Zip]

Re:                             Election Under Section 83(b) of the Internal Revenue Code

Dear Sir or Madam:

Enclosed please find an executed form of election under Section 83(b) of the Internal Revenue Code of 1986, as amended, filed with respect to an interest in MongoDB, Inc.

Also enclosed is a copy of this letter and a stamped, self-addressed envelope. Please acknowledge receipt of these materials by marking the copy when received and returning it to the undersigned.

Thank you very much for your assistance.

Very truly yours,

[Name]

Enclosures

4

MONGODB, INC.
STOCK OPTION GRANT NOTICE (INTERNATIONAL)
(2016 EQUITY INCENTIVE PLAN)

MongoDB, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this stock option grant notice (this “Stock Option Grant Notice”), in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement.  If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant (US Tax Designation): Nonstatutory Stock Option

Exercise Schedule:              ☐  Same as Vesting Schedule                                                         ☐ Early Exercise Permitted

Vesting Schedule:

Payment:                                                                  By one or a combination of the following items (described in the Option Agreement):

☐            By cash, check, bank draft, wire transfer or money order payable to the Company

☐            Pursuant to a Regulation T Program if the shares are publicly traded

☐            By delivery of already-owned shares if the shares are publicly traded

☐            If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement

Additional Terms/Acknowledgements:  Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement, including any country-specific appendices, and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

By accepting this option, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company and such system shall have the same force and effect as hard-copy execution.

MONGODB, INC.		OPTIONHOLDER:

By:
	Signature		Signature
Title:		Date:

Date:

ATTACHMENTS:  Option Agreement, 2016 Equity Incentive Plan, Notice of Exercise and Early Exercise Stock Purchase Agreement

2

ATTACHMENT I

OPTION AGREEMENT

(NONSTATUTORY STOCK OPTION)

Pursuant to your Stock Option Grant Notice (“Stock Option Grant Notice”) and this Option Agreement (this “Option Agreement”), MongoDB, Inc. (the “Company”) has granted you an option under its 2016 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Stock Option Grant Notice at the exercise price indicated in your Stock Option Grant Notice.  The option is granted to you effective as of the date of grant set forth in the Stock Option Grant Notice (the “Date of Grant”).  If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control.  Capitalized terms not explicitly defined in this Option Agreement or in the Stock Option Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Stock Option Grant Notice and the Plan, are as follows:

1.                                      VESTING.  Your option will vest as provided in your Stock Option Grant Notice.  Vesting will cease upon the termination of your Continuous Service.

2.                                      NUMBER OF SHARES AND EXERCISE PRICE.  The number of shares of Common Stock subject to your option and your exercise price per share in your Stock Option Grant Notice will be adjusted for Capitalization Adjustments.

3.                                      EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”).  If permitted in your Stock Option Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a)                           a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b)                           any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c)                            you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

4.                                      METHOD OF PAYMENT.  You must pay the full amount of the exercise price for the shares you wish to exercise.  You may pay the exercise price in cash or by check, bank draft, wire transfer or money order payable to the Company or in any other manner permitted by your Stock Option Grant Notice, which may include one or more of the following:

(a)                           Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.  This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)                           Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.  “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

5.                                      WHOLE SHARES.  You may exercise your option only for whole shares of Common Stock.

6.                                      US SECURITIES LAW COMPLIANCE.  In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

7.                                      TERM.  You may not exercise your option before the Date of Grant or after the expiration of the option’s term.  The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)                           immediately upon the termination of your Continuous Service for Cause;

(b)                           three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability, or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three-month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(c)                            twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 9(d)) below;

(d)                           twelve (12) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)                            the Expiration Date indicated in your Stock Option Grant Notice; and

(f)                             the day before the tenth (10th) anniversary of the Date of Grant.

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8.                                      EXERCISE.

(a)                           You may exercise the vested portion of your option (and the unvested portion of your option if your Stock Option Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b)                           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, or (ii) the disposition of shares of Common Stock acquired upon such exercise.

(c)                            By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule~~s~~ or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period.  You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.  You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 10(d).  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 10(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9.                                      TRANSFERABILITY.  Except as otherwise provided in this Section 11, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)                           Certain Trusts.  Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust.  You and the trustee must enter into transfer and other agreements required by the Company.

(b)                           Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

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(c)                            Beneficiary Designation.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.

10.                               RIGHT OF REPURCHASE.  The Company will have the right to repurchase all of the shares of Common Stock you acquire pursuant to the exercise of your option upon termination of your Continuous Service for Cause.  Such repurchase will be at the exercise price you paid to acquire the shares and will be effected pursuant to such other terms and conditions, and at such time, as the Company will determine.

11.                               NATURE OF GRANT.  In accepting the option, you acknowledge, understand and agree that:

(a)                           the Plan is discretionary in nature, and the Company can amend, modify, suspend, cancel or terminate it at any time, to the extent permitted under the Plan;

(b)                           the grant of option under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of any options, or benefits in lieu of any options, even if options have been granted repeatedly in the past;

(c)                            all determinations with respect to any future awards, including, but not limited to, the times when options shall be granted, the exercise price, and the time or times when each right shall be exercisable, will be at the sole discretion of the Committee;

(d)                           participation in the Plan is voluntary;

(e)                            the option and any shares of stock acquired under the Plan are not intended to replace any pension rights or compensation;

(f)                             the future value of the shares of stock underlying the option is unknown, indeterminable and cannot be predicted with certainty;

(g)                           if the underlying shares of stock do not increase in value, the option will have no value;

(h)                           if you exercise the option and acquires shares of Stock, the value of such shares of stock may increase or decrease in value, even below the option price;

(i)                              the option and any shares acquired under the Plan and any income derived therefrom are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, dismissal, end of service payments, bonuses, long-service awards, life or accident insurance benefits, pension or retirement or welfare benefits or similar payments;

(j)                              for purposes of the option, your employment or service relationship will be considered terminated as of the date you are no longer actively providing services to the Company or an

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Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and unless otherwise expressly provided in this Option Agreement or determined by the Company, (i) your right to vest in the option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any); and (ii) the period (if any) during which you may exercise the option after such termination of your employment or service relationship will commence on the date you cease to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where you are employed or terms of your employment agreement, if any; the Committee shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your option grant (including whether you may still be considered to be providing services while on a leave of absence);

(k)                           no claim or entitlement to compensation or damages shall arise from forfeiture of the option resulting from the termination of your employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and in consideration of the grant of the option to which you are otherwise not entitled, you irrevocably agrees never to institute any claim against the Company, or any Affiliate; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(l)                              the option grant and your participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the or any Affiliate, and shall not interfere with the ability of the Company, or any Affiliate, as applicable, to terminate your employment or service relationship (if any); and

(m)                       if you are providing services outside the United States, you acknowledge and agree that neither the Company, nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of the option or of any amounts due to me pursuant to the exercise of the option or the subsequent sale of any shares acquired upon exercise.

12.                               WITHHOLDING OBLIGATIONS.

(a)                           Regardless of any action taken by the Company or any Affiliate with respect to any or all income tax, social insurance, National Insurance Contribution, payroll tax, payment on account or other tax-related withholding in connection with the option, including the grant, vest or exercise or subsequent sale of the shares issued upon exercise or the receipt of any dividends (the “Tax Obligations”), you acknowledge that the ultimate liability for all Tax Obligations legally due by you is and remains your responsibility and that the Company  makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the option.  At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any Tax Obligations.  Finally, you shall pay to the Company or an Affiliate, if any, any amount of the Tax Obligations that any such company may be required to withhold as a result of your participation in the Plan that cannot be satisfied by the means previously described.

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(b)                           Upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of your option as a liability for financial accounting purposes).  Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.

(c)                            You may not exercise your option unless the Tax Obligations of the Company and/or any Affiliate are satisfied.  Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such Tax Obligations are satisfied.

13.                               TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation.  In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Stock Option Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.

14.                               DATA PRIVACY.  You hereby explicitly and unambiguously (i) acknowledge and (ii) to the extent required under applicable law, consent to, the collection, use and transfer, in electronic or other form, of your personal data as described in and necessary to perform this Option Agreement and any other option grant materials, by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.  You understand that to the extent not prohibited under applicable law, the Company and the Affiliate may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan.  Certain Data may also constitute “sensitive personal data” within the meaning of applicable law.  Such Data includes, but is not limited to, the information provided above and any changes thereto and other required personal and financial data about you.  You hereby (i) acknowledge and (ii) to the extent required under applicable law, provide explicit consent to, the processing of any such Data by the Company and any Affiliate.  You understand that Data will be transferred to such stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have data privacy laws and protections that are not considered adequate in your country.  You understand that if you resides outside the United States, you may request in those countries where required to be disclosed under applicable law, a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative.  You (i) acknowledge and (ii) to the extent required under applicable law, authorize the receipt, possession, use, retention and transfer of the Data, in electronic or other form, by the Company, any other possible recipients which may assist the Company with implementing, administering and managing the Plan, for the sole purposes of such implementation, administration and management.  You understand that Data will be held only as long as is necessary to implement, administer and manage your

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participation in the Plan.  You understand that if you reside outside the United States, you may, if required by applicable law, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein insofar as such consents are required under applicable law, in any case without cost, by contacting in writing your local human resources representative.  Further, you acknowledge that if you are providing consent(s) herein, you are doing so on a purely voluntary basis.  Insofar as any consent is required under applicable law, and you either do not consent or later seek to revoke your consent, your employment status or service and career with the Company or Affiliate will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company will not be able to grant you options or other equity awards or administer or maintain such awards.  Therefore, you understand that refusing or withdrawing your consent (insofar as consent is required under applicable law) may affect your ability to participate in the Plan, but will have no further detrimental implications for you.  For more information on the consequences of your refusal to consent or withdrawal of consent in the event that consent is required under applicable law, you understand that you may contact the local human resources representative.

15.                               NOTICES.  Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

16.                               GOVERNING PLAN DOCUMENT.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.  In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

17.                               OTHER DOCUMENTS.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

18.                               EFFECT ON OTHER EMPLOYEE BENEFIT PLANS.  The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

19.                               VOTING RIGHTS.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to

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you.  Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

20.                               SEVERABILITY.  If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21.                               NO ADVICE REGARDING GRANT.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of stock.  You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

22.                               ELECTRONIC DELIVERY AND ACCEPTANCE.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and that such online or electronic participation shall have the same force and effect as documentation executed in written form.

23.                               MISCELLANEOUS.

(a)                           The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)                           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

(c)                            You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)                           This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)                            All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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24.                               LANGUAGE.  If you have received this Option Agreement, or any other document related to the option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

25.                               COUNTRY APPENDIX.  Notwithstanding any provisions in this Option Agreement, the option grant shall be subject to any special terms and conditions set forth in the Appendix to this Option Agreement for your country.  Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Option Agreement.

26.                               IMPOSITION OF OTHER REQUIREMENTS.  The Company reserves the right to impose other requirements on your participation in the Plan, on the option and on any shares of stock purchased upon exercise of the option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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APPENDIX A

MONGODB, INC.

2016 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

(NONSTATUTORY STOCK OPTION)

This Appendix includes additional terms and conditions that govern the options granted to you under the Plan if you reside in one of the countries listed below.  Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Option Agreement.

This Appendix also includes information regarding securities, exchange controls and certain other issues of which you should be aware with respect to participation in the Plan.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the options vest or are exercised or you sell shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to your particular situation and the Company is not in a position to assure a particular result.  Accordingly, the you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.  Finally, if you are a citizen or resident of a country other than the one in which you are currently working, the information contained herein may not be applicable to you.

AUSTRALIA

Securities Law Information

The offering and resale of shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law.  You should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Offer of Stock Awards

The Board, in its absolute discretion, may make a written offer to an eligible person who is an Australian Resident (each such offeree being referred to in this Appendix A as a “Participant”) it chooses to accept a Stock Award to acquire options.

The offer shall specify the maximum number of options subject to a Stock Award which you may accept, the Date of Grant, the Exercise Price (if any), the Expiration Date, the vesting conditions (if any), any applicable holding period and any disposal restrictions attaching to the options or the resultant Common Stock (all of which may be set by the Board in its absolute discretion).

The offer is intended to receive tax deferred treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth). The conditions to receive such treatment are contained in this Appendix A.

The offer shall be accompanied by an acceptance form and a copy of the Plan and this Appendix A or, alternatively, details on how you may obtain a copy of the Plan and this Appendix A.

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Grant of Awards

If you validly accept the Board’s offer of a Stock Award, the Board must grant you the Stock Award for the number of shares for which the Stock Award was accepted.  However, the Board must not do so if you have ceased to be an eligible person at the date when the Stock Award is to be granted or the Company is otherwise prohibited from doing so under the Corporations Act 2001(Cth) (the “Corporations Act”) without a disclosure document, product disclosure statement or similar document.

The Company must provide a Stock Award Agreement in respect of the Stock Award granted to the Participant to be executed by the Participant as soon as practicable after the date of grant.

Stock Awards granted to Participants under this Appendix A that are ptions must not have an Expiration Date exceeding fifteen (15) years from the Date of Grant.

Tax Deferred Treatment

Ordinary shares. Stock Awards issued to a Participant under this Appendix A must relate to ordinary shares. For the purpose of this Appendix A, ordinary shares shall be defined in accordance with its ordinary meaning under Australian law.

Predominant business of the Company. Stock Awards must not be issued to Participants where those Stock Awards relate to options or shares in a company that has a  predominant business of the acquisition, sale or holding of shares, securities or other investments.

Real risk of forfeiture.  Stock Awards that are options issued to a Participant under this Appendix A must have a real risk of forfeiture, the Vesting conditions by which this risk is achieved is to be determined by the Board in its absolute discretion.

10% limit on shareholding and voting power.  Immediately after you acquire the Stock Awards, you must not: (i) hold a beneficial interest in more than 10% of the shares in the Company; or (ii) be in a position to cast, or control the casting of, more than 10% of the maximum number of votes that might be cast at a general meeting of the Company. For the purposes of these thresholds, Stock Awards that are options are treated as if they have been exercised and converted into Common Stock.

AUSTRIA

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Austria.

Consumer Protection Information

You may be entitled to revoke the Option Agreement on the basis of the Austrian Consumer Protection Act (the “Act”) under the conditions listed below, if the Act is considered to be applicable to the Agreement and the Plan:

(i)             The revocation must be made within one week after the acceptance of the Option Agreement.

(ii)          The revocation must be in written form to be valid.  It is sufficient if you return the Option Agreement to the Company or the Company’s representative with language that can be understood as your refusal to conclude or honor the Option Agreement, provided the revocation is sent within the period discussed above.

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Exchange Control Information

If you hold securities (including shares acquired under the Plan) or cash (including proceeds from the sale of shares and any cash dividends) outside of Austria (even if you hold them outside of Austria at a branch of an Austrian bank), you may be required to report certain information to the Austrian National Bank if certain thresholds are exceeded. You are encouraged to consult your personal legal or tax advisor to understand how these rules apply to your particular situation.

BELGIUM

Taxation and Terms of Acceptance

You  agree and acknowledge that the Company will only accept a countersigned Option Agreement after the 60th day following your receipt of the Option Agreement.

By formally accepting in writing the Option Agreement through signature and by returning it to the Company within 60 days from receipt of the Option Agreement and the Plan, you would normally become subject to income tax on a lump-sum benefit in kind on the 60th day following receipt of the Option Agreement (being the “grant date” for Belgian tax purposes).  In that case, no taxation should be triggered upon vesting or exercise.  However, if written acceptance and return of the Option Agreement would take place after the 60th day following receipt of the Option Agreement, as required by the Company, taxation will normally be delayed to the date of exercise of this Option.  In that case, grant date or vesting should not trigger taxation.

Securities Disclaimer

The grant of this option under the Plan is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Belgium.

CANADA

Data Privacy

The following provision supplements Section 14 of the Option Agreement:

You hereby authorize the Company and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  You further authorize the Company, any Affiliates and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  You further authorize the Company and any Affiliates to record such information and to keep such information in your employee file.

Language Consent

The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

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Consentement relatif à la langue utilisée

Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

Foreign Asset/Account Reporting Information

Canadian residents are required to report any foreign property (e.g., shares of stock acquired under the Plan and possibly unvested options) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year, although the reporting requirements have been simplified if the cost is less than C$250,000.  It is your responsibility to comply with these reporting obligations, and you should consult your own personal tax advisor in this regard.

FINLAND

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Finland.

FRANCE

Awards Not Tax-Qualified

The option is not intended to be a tax-qualified or tax-preferred award, including without limitation, under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code.  You are encouraged to consult with a personal tax advisor to understand the tax and social insurance implications of the option.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in France.

Foreign Asset/Account Information

You may hold shares of stock acquired upon exercise of the option, any proceeds resulting from the sale of shares of stock or any dividends paid on such shares of stock outside of France, provided you declare all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) with your annual income tax return.  Failure to complete this reporting may trigger penalties.

GERMANY

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

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Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In the event that you make or receive a payment in excess of this amount, you are required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

HONG KONG

Securities Law Notice

WARNING:  The option and the shares of stock covered by the option do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or its Affiliates participating in the Plan.  You should be aware that the contents of the Option Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  Nor have the documents been reviewed by any regulatory authority in Hong Kong.  The option is intended only for your personal use and may not be distributed to any other person.  You are advised to exercise caution in relation to the offer.  If you are in any doubt about any of the contents of the Agreement, including this Appendix, or the Plan, you should obtain independent professional advice.

Sale of Shares

Any shares of stock received at exercise are accepted as a personal investment.  In the event that any portion of this option vests within six months of the grant date, you agree that you will not offer to the public or otherwise dispose of the shares of stock acquired prior to the six-month anniversary of the grant date.

Occupational Retirement Schemes Ordinance Alert

The Company specifically intends that neither the option nor the Plan will be considered or deemed an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

INDIA

Exchange Control Information

If you remit funds outside of India to purchase shares of stock, it is your responsibility to comply with the exchange control laws in India.  Also, you must repatriate to India all funds resulting from the sale of shares of stock within 90 days and all proceeds from the receipt of any dividends within 180 days.  You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposits the foreign currency.  You should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or your employer requests proof of repatriation.

Foreign Asset/Account Reporting Information

You are required to declare in your annual tax return your foreign financial assets (including shares of stock) and any foreign bank accounts. You understand that it is your responsibility to comply with this reporting obligation and are advised to confer with a personal tax advisor in this regard.

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IRELAND

Taxation: General

Non-statutory stock options granted under the Option Agreement will be unapproved for Irish tax purposes.

The tax and social security consequences of participating in the Plan are based on complex tax and social security laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  Therefore, we recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning their participation in the Plan and to determine how the tax, social security or other laws in Ireland (or elsewhere) apply to your specific situation.

Tax Withholding

The references in the Plan and in the Option Agreement, and in particular Clause 8(h) (Miscellaneous) of the Plan and Clauses 12 (Withholding Obligations) and 13 (Tax Consequences) of the Option Agreement, to “tax” or “taxes” includes any and all taxes, charges, levies and contributions in Ireland or elsewhere, to include, in particular, income tax (PAYE), Universal Social Charge (USC) and Pay Related Social Insurance (PRSI) (“Taxes”).

Tax indemnity

You shall be accountable for any Taxes, which are chargeable on any assessable income deriving from the grant, exercise, purchase, vesting of, or other dealing in Stock Awards or Common Stock issued pursuant to a Stock Award.  The Company shall not become liable for any Taxes, as a result of the Participant’s participation in the Plan.  In respect of such assessable income, you shall indemnify the Company and (at the direction of the Company) any Affiliate, which is or may be treated as the employer of you in respect of the Taxes (the “Tax Liabilities”).

Pursuant to the indemnity referred to in the preceding paragraph, where necessary, you shall make such arrangements, as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)                                making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the Company to remit such amount to the Irish Revenue Commissioners before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)                                appointing the Company as agent and / or attorney for the sale of sufficient Common Stock, acquired pursuant to the grant, exercise, purchase, vesting or other dealing in Stock Awards, or Common Stock issued pursuant to an Stock Award to cover the Tax Liabilities and authorizing the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Common Stock.

Company Law - Notification Obligation

If you are a director, shadow director or secretary of any Irish subsidiary of the Company, you are required to notify the Irish subsidiary in writing within five or eight days, depending on the circumstances

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involved, if you hold an interest in, or receive or dispose of an interest in the Company (which includes an option to acquire shares).  This notification requirement also applies with respect to the interests of a person’s spouse, civil partner or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).  Where the shares or the stock options held amount to an interest in less than 1% of the nominal value of the Company’s issued voting share capital, or do not carry the right to vote at the Company’s general meetings, disclosure is not required.  This exemption also applies to company secretaries.

Securities Law

The grant of the option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

Employment

You acknowledge that your terms of employment shall not be affected in any way by your participation of the Plan, which shall not form part of such terms (either expressly or impliedly). You acknowledge that your participation in the Plan shall be subject at all times to the rules of the Plan as may be amended from time to time (including, but not limited to, any claw back provisions). If on termination of your employment (whether lawfully, unlawfully, or in breach of contract) you lose any rights or benefits under the Plan (including any rights or benefits which you would not have lost had your employment not been terminated), you hereby acknowledge that you shall be entitled to (and hereby waives) any compensation for the loss of any rights or benefits under the Plan, or any replacement or successor plan.

The Plan is entirely discretionary and may be suspended or terminated by the Board at a time for any reason. Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future grants of options or benefits in lieu of options. All determinations with respect to future options will be at the entire discretion of the Board. Rights under the Plan are not pensionable.

ITALY

Foreign Asset/Account Reporting Information

If you are an Italian resident who, at any time during the fiscal year, holds foreign financial assets (including cash and shares of stock) which may generate taxable income in Italy, you are required to report these assets on your annual tax return for the year during which the assets are held, or on a special form if no tax return is due.  These reporting obligations also apply if you are the beneficial owner of foreign financial assets under Italian money laundering provisions.

Securities Disclaimer

The grant of the options is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Italy.

MEXICO

Labor Law Acknowledgment

These provisions supplement Section 11 of the Option Agreement:

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Modification.  By accepting the option, you understand and agree that any modification of the Plan or the Option Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment.

Policy Statement.  The grant of options made under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.

The Company with registered offices at  229 W. 43rd Street, 5th floor, NY, NY, 10036, United States of America, is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of shares of stock does not, in any way, establish an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole employer is the Company’s Mexican Affiliate, nor does it establish any rights between you and your employer.

Plan Document Acknowledgment

By accepting the grant of options, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Option Agreement in their entirety and fully understand and accept all provisions of the Plan and the Option Agreement.

In addition, by signing the Option Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in Section 11 of the Agreement (“Nature of Grant”), in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) none of the Affiliates or the Company is responsible for any decrease in the value of the shares of stock underlying the options.

Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the employer, the Company and any Affiliates with respect to any claim that may arise under the Plan.

NETHERLANDS

Prohibition Against Insider Trading

You should be aware of the Dutch insider trading rules, which may affect the sale of shares acquired under the Plan.  In particular, you may be prohibited from effecting certain share transactions if you have insider information regarding the Company.  Below is a discussion of the applicable restrictions.  You are advised to read the discussion carefully to determine whether the insider rules could apply to you.  If it is uncertain whether the insider rules apply, the Company recommends that you consult with a legal advisor.  The Company cannot be held liable if you violate the Dutch insider trading rules.  You are responsible for ensuring your compliance with these rules.

Dutch securities laws prohibit insider trading.  As of 3 July 2016, the European Market Abuse Regulation (MAR), is applicable in the Netherlands. For further information, Participant is referred to the website of

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the Authority for the Financial Markets (AFM): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Option Agreement and participating in the Plan, you acknowledge having read and understood the notification above and acknowledge that it is your responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The grant of the option is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.

SPAIN

Labor Law Acknowledgment

The following provision supplements Section 11 of the Option Agreement:

In accepting the option, you consent to participate in the Plan and acknowledge that you have received a copy of the Plan.

You understand and agree that the Company has unilaterally, gratuitously and discretionally decided to grant the option under the Plan to individuals who may be employees of the Company and any Affiliates throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Affiliates, over and above the specific terms of the Plan.  Consequently, you understand that the option is granted on the assumption and condition that the option and any shares of stock issued upon exercise of the option are not part of any employment contract (either with the Company or any Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  In addition, you understand that the option would not be granted to you but for the assumptions and conditions referred to herein; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the option and any right to the option shall be null and void.

Further, the vesting of the option is expressly conditioned on your continued employment, such that upon termination of employment, the option may cease vesting immediately, effective on the date of your termination of employment (unless otherwise specifically provided in the Option Agreement and/or the Plan).  In particular, you understand and agree that any non-vested options as of the date you are no longer actively employed or in service (unless otherwise specifically provided in the Option Agreement and/or the Plan) will be forfeited without entitlement to the underlying shares of stock or to any amount of indemnification in the event of termination of your employment by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal adjudged or recognized to be without cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.

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Securities Disclaimer

The grant of the option is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Spain. The grant of the option and the shares of stock issued pursuant to the exercise of the option are considered a private placement outside the scope of Spanish laws on public offerings and issuances of securities.  Neither the Plan nor the Option Agreement have been registered with the Comisión National del Mercado de Valores and do not constitute a public offering prospectus.

Exchange Control Information

The acquisition, ownership and disposition of shares of Stock and must be declared for statistical purposes to the Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Economy and Competitiveness.  If you acquire shares of stock through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCI for you; otherwise, you will be required make the declaration by filing the appropriate form with the DGCI.  Generally, the declaration must be made in January for shares of Stock owned as of December 31 of the prior year; however, if the value of shares of stock acquired or sold exceeds a designated threshold (or you hold 10% or more of the capital of the Company or such other amount that would entitle you to join the Company’s board of directors), the declaration must be filed within one (1) month of the acquisition or sale, as applicable.

Foreign Asset/Account Reporting Information

To the extent you hold rights or assets outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., shares of Stock, cash, etc.) as of December 31 each year, such resident will be required to report information on such rights and assets on your annual tax return for such year.  After such rights and assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000.

Further, you will be required to electronically declare to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the securities (including shares of Stock acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed €1,000,000.

Further, you are required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including shares of stock acquired under the Plan), and any transactions with non-Spanish residents (including any payments of cash or shares of stock made to you under the Plan) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the relevant year, exceed €1,000,000.

SWEDEN

Securities Disclosure

Your participation in the Plan and the grant of the option are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.

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Exchange Control

You understand and agree that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if you have a brokerage account with a foreign broker.

SWITZERLAND

Securities Law Notification

The grant of the option is considered a private offering and therefore is not subject to securities registration in Switzerland.

UNITED KINGDOM

Securities Disclaimer

The grant of the option is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the UK.

This Option Agreement is not an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.  The Plan and the options are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

Section 431 Election

You agree that, if so requested by the Company, you shall, on exercise of the option or on such earlier date as may be specified by the Company, enter into an irrevocable joint election with your employer pursuant to section 431 of Income Tax (Earnings & Pensions) Act 2003 (“ITEPA”) in a form specified by the Company that for the relevant tax purposes the market value of the shares of Common Stock acquired (or to be acquired) by you on exercise of the option is to be calculated as if the shares were not restricted securities (as defined in section 423 of ITEPA) and section 425 to 430 of ITEPA are not to apply to such Shares.

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ATTACHMENT II

2016 EQUITY INCENTIVE PLAN

ATTACHMENT III

NOTICE OF EXERCISE

MONGODB, INC.

100 FOREST AVENUE

PALO ALTO, CA 94301

Date of Exercise:

This constitutes notice to MongoDB, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the exercise price set forth below.

Type of option (US Tax Designation):		Nonstatutory

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	US$	US$

Cash payment delivered herewith:	US$	US$

Regulation T Program (cashless exercise(1)):	US$	US$

Value of Shares delivered herewith(2):	US$	US$ ]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the MongoDB, Inc. 2016 Equity Incentive Plan, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

I hereby make the following certifications and representations with respect to the number of Shares listed above, which are being acquired by me for my own account upon exercise of the option as set forth above:

(1)  Shares must meet the public trading requirements set forth in the option agreement.

(2)  Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rule 701 and Rule 144 promulgated under the Securities Act.  I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the option will have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further acknowledge and agree that, except for such information as required to be delivered to me by the Company pursuant to the option or the Plan (if any), I will have no right to receive any information from the Company by virtue of the grant of the option or the purchase of shares of Common Stock through exercise of the option, ownership of such shares of Common Stock, or as a result of my being a holder of record of stock of the Company. Without limiting the foregoing, to the fullest extent permitted by law, I hereby waive all inspection rights under Section 220 of the Delaware General Corporation Law and all such similar information and/or inspection rights that may be provided under the law of any jurisdiction, or any federal, state or foreign regulation, that are, or may become, applicable to the Company or the Company’s capital stock (the “Inspection Rights”).  I hereby covenant and agree never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”).  I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Signature

Print Name

2

Address of Record:

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ATTACHMENT IV

EARLY EXERCISE STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made by and between MongoDB, Inc., a Delaware corporation (the “Company”), and                 (“Purchaser”).

WITNESSETH:

WHEREAS, Purchaser holds a stock option dated                 to purchase shares of Class A Common Stock (“Common Stock”) of the Company (the “Option”) pursuant to the Company’s 2016 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Option consists of a Stock Option Grant Notice and a Stock Option Agreement; and

WHEREAS, Purchaser desires to exercise the Option on the terms and conditions contained herein; and

WHEREAS, Purchaser wishes to take advantage of the early exercise provision of Purchaser’s Option and therefore to enter into this Agreement;

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1.                                      INCORPORATION OF PLAN AND OPTION BY REFERENCE.  This Agreement is subject to all of the terms and conditions as set forth in the Plan and the Option.  If there is a conflict between the terms of this Agreement and/or the Option and the terms of the Plan, the terms of the Plan shall control.  If there is a conflict between the terms of this Agreement and the terms of the Option, the terms of the Option shall control.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.  Defined terms not explicitly defined in this Agreement or the Plan but defined in the Option shall have the same definitions as in the Option.

2.                                      PURCHASE AND SALE OF COMMON STOCK.

(a)                                 Agreement to purchase and sell Common Stock.  Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, an aggregate of       (   ) shares of Common Stock at US$      per share, for an aggregate purchase price of US$     , payable as follows:

Cash, check, bank draft or money order payable to the Company	US$

Value of shares of Common Stock(1)	US$

Total Exercise Price	US$ .

(1)                                 Shares must meet the public trading requirements set forth in the Option.  Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option and must be owned free and clear of any liens, claims, encumbrances or security interest.  Certificates must be endorsed or accompanied by an executed stock assignment.

(b)                                 Closing. The closing hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree; provided, however, that if stockholder approval of the Plan is required before the Option may be exercised, then the Option may not be exercised, and the closing shall be delayed, until such stockholder approval is obtained.  If such stockholder approval is not obtained within the time limit specified in the Plan, then this Agreement shall be null and void.

3.                                      UNVESTED SHARE REPURCHASE OPTION.

(a)                                 Repurchase Option.  In the event Purchaser’s Continuous Service terminates, then the Company shall have an irrevocable option (the “Repurchase Option”) for a period of ninety (90) days after said termination (or in the case of shares issued upon exercise of the Option after such date of termination, within ninety (90) days after the date of the exercise), or such longer period as may be agreed to by the Company and Purchaser, to repurchase from Purchaser or Purchaser’s personal representative, as the case may be, those shares that Purchaser received pursuant to the exercise of the Option that have not as yet vested as of such termination date in accordance with the Vesting Schedule indicated on Purchaser’s Stock Option Grant Notice (the “Unvested Shares”).

(b)                                 Share Repurchase Price.   The Company may repurchase all or any of the Unvested Shares at the lower of (i) the Fair Market Value of the such shares (as determined under the Plan) on the date of repurchase, or (ii) the price equal to Purchaser’s Exercise Price for such shares as indicated on Purchaser’s Stock Option Grant Notice.

4.                                      EXERCISE OF REPURCHASE OPTION.  The Repurchase Option shall be exercised by written notice signed by such person as designated by the Company, and delivered or mailed as provided herein.  Such notice shall identify the number of shares of Common Stock to be purchased and shall notify Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above.  The Company shall be entitled to pay for any shares of Common Stock purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Promissory Note given in payment for the Common Stock), or by a combination of both.  Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by Purchaser.

5.                                      CAPITALIZATION ADJUSTMENTS TO COMMON STOCK.  In the event of a Capitalization Adjustment, then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of Common Stock shall be immediately subject to the Repurchase Option and be included in the word “Common Stock” for all purposes of the Repurchase Option with the same force and effect as the shares of the Common Stock presently subject to the Repurchase Option, but only to the extent the Common Stock is, at the time, covered by such Repurchase Option.  While the total Option Price shall remain the same after each such event, the Option Price per share of Common Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

6.                                      CORPORATE TRANSACTIONS.  In the event of a Corporate Transaction, then the Repurchase Option may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction.  To the extent the

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Repurchase Option remains in effect following such Corporate Transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the Corporate Transaction, but only to the extent the Common Stock was at the time covered by such right.  Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Option to reflect the Corporate Transaction upon the Company’s capital structure; provided, however, that the aggregate price payable upon exercise of the Repurchase Option shall remain the same.

7.                                      ESCROW OF UNVESTED COMMON STOCK.  As security for Purchaser’s faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser’s Common Stock upon exercise of the Repurchase Option herein provided for, Purchaser agrees, at the closing hereunder, to deliver to and deposit with the Secretary of the Company or the Secretary’s designee (“Escrow Agent”), as Escrow Agent in this transaction, three (3) stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Common Stock subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit B, attached hereto and incorporated by this reference, which instructions also shall be delivered to the Escrow Agent at the closing hereunder.

8.                                      RIGHTS OF PURCHASER. Subject to the provisions of the Option, Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow.  Purchaser shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company’s Repurchase Option.

9.                                      LIMITATIONS ON TRANSFER.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while the Common Stock is subject to the Repurchase Option.  After any Common Stock has been released from the Repurchase Option, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

10.                               RESTRICTIVE LEGENDS.  All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)                                 “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.  ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

(b)                                 “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE EXERCISE OF A NONSTATUTORY STOCK OPTION.

(c)                                  “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

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(d)                                 Any legend required by appropriate blue sky officials.

11.                               LOCK-UP PERIOD. By exercising the Option, Purchaser agrees not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Purchaser, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with FINRA Rule 2241 and similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing shall prevent the exercise of the Repurchase Option during the Lock-Up Period.  Purchaser further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

12.                               REFUSAL TO TRANSFER.  The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

13.                               NO EMPLOYMENT RIGHTS.  This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company or its Affiliates to terminate Purchaser’s employment for any reason at any time, with or without cause and with or without notice.

14.                               MISCELLANEOUS.

(a)                                 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b)                                 Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns. The Company may assign the Repurchase Option hereunder at any time or from time to time, in whole or in part.

(c)                                  Attorneys’ Fees; Specific Performance.  Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment for the shares repurchased, pursuant to the terms of this Agreement, shall be entitled to receive the Common Stock, in specie, in order to have such Common Stock available for future issuance without dilution of the

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holdings of other stockholders.  Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Common Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Common Stock.

(d)                                 Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)                                  Further Execution.  The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)                                   Independent Counsel.  Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Purchaser.  Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

(g)                                 Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h)                                 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)                                    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  This Agreement may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

The parties hereto have executed this Agreement as of                .

MONGODB, INC.

By

Name

Title

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PURCHASER

Signature

Name (Please print)

ATTACHMENTS:

Exhibit A                                             Assignment Separate from Certificate

Exhibit B                                             Joint Escrow Instructions

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EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                         hereby sells, assigns and transfers unto MongoDB, Inc., a Delaware corporation (the “Company”), pursuant to the Repurchase Option under that certain Early Exercise Stock Purchase Agreement, dated                 by and between the undersigned and the Company (the “Agreement”),                 (               ) shares of Common Stock of the Company standing in the undersigned’s name on the books of the Company represented by Certificate No(s).                 and does hereby irrevocably constitute and appoint the Company’s Secretary attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Repurchase Option under the Agreement.

Dated:

(Signature)

(Print Name)

(INSTRUCTION:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

Secretary

MongoDB, Inc.

100 Forest Avenue

Palo Alto, CA 94301

Dear Sir or Madam:

As Escrow Agent for both MongoDB, Inc., a Delaware corporation (“Company”), and the undersigned purchaser of Common Stock of the Company (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement (“Agreement”), dated                 to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

1.                                      In the event the Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of Common Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                      At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of Common Stock being purchased pursuant to the exercise of the Repurchase Option.

3.                                      Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as the Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                      This escrow shall terminate and the shares of stock held hereunder shall be released in full upon the expiration or exercise in full of the Repurchase Option, whichever occurs first.

5.                                      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

6.                                      Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                      You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                               You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                               Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company party.  In the event of any such termination, the Secretary of the Corporation shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and Purchaser hereby confirms the appointment of such successor as Purchaser’s attorney-in-fact and agent to the full extent of your appointment.

12.                               If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13.                               It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

14.                               Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto:

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COMPANY:	MongoDB, Inc.
100 Forest Avenue
Palo Alto, CA 94301
Attn: Chief Financial Officer

PURCHASER:

ESCROW AGENT:	MongoDB, Inc.
100 Forest Avenue
Palo Alto, CA 94301
Attn: Corporate Secretary

15.                               By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16.                               You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder.  You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.  The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

17.                               This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents.  It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

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18.                               This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware.

Very truly yours,

MONGODB, INC.

By

Name:

Title

PURCHASER:

Signature

Name (Please Print)

ESCROW AGENT:

Secretary, MongoDB, Inc.

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MONGODB, INC.
STOCK OPTION GRANT NOTICE — ISRAELI EMPLOYEES — CAPITAL GAIN AWARD
(2016 EQUITY INCENTIVE PLAN)

MongoDB, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan and its Appendix for Israeli Participants (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this stock option grant notice (this “Stock Option Grant Notice”), in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement.  If there is any conflict between the terms herein and the Plan, the terms of the Plan will control.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Capital Gain Award

Exercise Schedule:	☐ Same as Vesting Schedule ☐ Early Exercise Permitted

Vesting Schedule:

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft, wire transfer or money order payable to the Company
☐ Pursuant to a Regulation T Program if the shares are publicly traded
☐ By delivery of already-owned shares if the shares are publicly traded

Additional Terms/Acknowledgements:  Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this option upon the terms and conditions set forth therein.

In addition to the above the Optionholder authorizes the Company to provide the Trustee with any information required for the purpose of administering the Plan including executing its obligations according to Section 102, the trust deed and the trust agreement, including without limitation information about the Optionholder’s Options, income tax rates, salary bank account, contact details and identification number, the Optionholder agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Agreement, Optionholder is familiar with Section 102 and the regulations and rules promulgated thereunder, including without limitations the provisions of the applicable tax route, and agrees to comply with such provisions, as amended from time to time, provided that if such terms are not met, Section 102 may not apply, Optionholder agrees to the terms and conditions of the trust deed signed between the Trustee and the Company and/or the applicable Affiliate, including but not limited to the control of the Options and Common Stock by the Trustee, Optionholder acknowledges that releasing the Common Stock  from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and agrees to bear the relevant sanctions.

By accepting this option, Optionholder consents, subject to the provisions of applicable law, to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

MONGODB, INC.	OPTIONHOLDER:

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:  Option Agreement, 2016 Equity Incentive Plan, Notice of Exercise and Early Exercise Stock Purchase Agreement

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ATTACHMENT I

OPTION AGREEMENT

(CAPITAL GAIN AWARD)

Pursuant to your Stock Option Grant Notice (“Stock Option Grant Notice”) and this Option Agreement (this “Option Agreement”), MongoDB, Inc. (the “Company”) has granted you an option under its 2016 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Stock Option Grant Notice at the exercise price indicated in your Stock Option Grant Notice.  The option is granted to you effective as of the date of grant set forth in the Stock Option Grant Notice (the “Date of Grant”).  If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control.  Capitalized terms not explicitly defined in this Option Agreement or in the Stock Option Grant Notice but defined in the Plan will have the same definitions as in the Plan.

The details of your option, in addition to those set forth in the Stock Option Grant Notice and the Plan, are as follows:

1.                                      VESTING.  Your option will vest as provided in your Stock Option Grant Notice.  Vesting will cease upon the termination of your Continuous Service.

2.                                      NUMBER OF SHARES AND EXERCISE PRICE.  The number of shares of Common Stock subject to your option and your exercise price per share in your Stock Option Grant Notice will be adjusted for Capitalization Adjustments.

3.                                      EXERCISE PRIOR TO VESTING (“EARLY EXERCISE”).  If permitted in your Stock Option Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and (ii) during the term of your option, to exercise all or part of your option, including the unvested portion of your option; provided, however, that:

(a)                           a partial exercise of your option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b)                           any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to the purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement; and

(c)                            you will enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

4.                                      TRUST. The Option and the Common Stock issued upon exercise or otherwise and/or any additional rights, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Options (the “Additional Rights”) shall be issued to or controlled by the Trustee for your benefit under the provisions of Section 102 as a Capital Gains Award for at least the period stated in Section 102 of the Ordinance and the Income Tax Rules (Tax Benefits in Share Issuance to Employees) 5763-2003 (the “Rules”).  In the event the Options do not meet the requirements of Section 102 of the Ordinance, such Options and the underlying Shares shall not qualify for the favorable tax treatment under the Capital Gains Route of Section 102 of the Ordinance.  The Company makes no representations or guarantees that the Options will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102 of the Ordinance. Any fees associated with any exercise, sale, transfer or any act in relation to the Options shall be borne by you and the Trustee and/or the Company and/or any Affiliate shall be entitled to withhold or deduct such fees from payments otherwise due to from the Company or an Affiliate or the Trustee. In accordance with the requirements of Section 102 of the Ordinance and the Capital Gains Route, you shall not sell nor transfer the Shares or Additional Rights from the Trustee until the end of the required Holding Period.  Notwithstanding the above, if any such sale or transfer occurs before the end of the required Holding Period, the sanctions under Section 102 shall apply to and shall be borne by you.

5.                                      METHOD OF PAYMENT.  You must pay the full amount of the exercise price for the shares you wish to exercise.  You may pay the exercise price in cash or by check, bank draft, wire transfer or money order payable to the Company or in any other manner permitted by your Stock Option Grant Notice, which may include one or more of the following:

(a)                           Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.  This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.

(b)                           Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise.  “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company.  You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

6.                                      WHOLE SHARES.  You may exercise your option only for whole shares of Common Stock.

7.                                      SECURITIES LAW COMPLIANCE.  In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act.  The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations (including any restrictions on exercise required for compliance with Treas. Reg. 1.401(k)-1(d)(3), if applicable).

8.                                      TERM.  You may not exercise your option before the Date of Grant or after the expiration of the option’s term.  The term of your option expires, subject to the provisions of Section 5(h) of the Plan, upon the earliest of the following:

(a)                           immediately upon the termination of your Continuous Service for Cause;

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(b)                           three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability, or your death (except as otherwise provided in Section 8(d) below); provided, however, that if during any part of such three-month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;

(c)                            twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 8(d)) below;

(d)                           twelve (12) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;

(e)                            the Expiration Date indicated in your Stock Option Grant Notice; and

(f)                             the day before the tenth (10th) anniversary of the Date of Grant.

9.                                      EXERCISE.

(a)                           You may exercise the vested portion of your option (and the unvested portion of your option if your Stock Option Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and/or procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.

(b)                           By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, or (ii) the disposition of shares of Common Stock acquired upon such exercise.

(c)                            The Common Stock issued upon exercise of your Option shall be issued in the name of the Trustee for your benefit as required under Section 102.

(d)                           By exercising your option you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule~~s~~ or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period.  You further agree to execute and deliver such other agreements as may be

3

reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period.  You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 9(d).  The underwriters of the Company’s stock are intended third party beneficiaries of this Section 9(d) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

10.                               TRANSFERABILITY.  Except as otherwise provided in this Section 10, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

(a)                           Domestic Relations Orders.  Upon receiving written permission from the Board or its duly authorized designee, provided you pay the applicable taxes, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer.  You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(b)                           Beneficiary Designation.  Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise.  In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise. The Options and Common Stock shall continue to be subject to the provisions of Section 102.

11.                               RIGHT OF REPURCHASE.  The Company will have the right to repurchase all of the shares of Common Stock you acquire pursuant to the exercise of your option upon termination of your Continuous Service for Cause.  Such repurchase will be at the exercise price you paid to acquire the shares and will be effected pursuant to such other terms and conditions, and at such time, as the Company will determine.

12.                               OPTION NOT A SERVICE CONTRACT.  Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment.  In addition, nothing in your option will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

13.                               WITHHOLDING OBLIGATIONS.

(a)                           At the time you exercise your option (if applicable) and upon any sale or transfer of Common Stock, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make

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adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

(b)                                 Any and all taxes due in relation to the Options and Common Stock, shall be borne solely by you. The Company and/or any Affiliate and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any Affiliate and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/or any Affiliate and/or the Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you or from proceeds of the sale of the Common Stock, an amount equal to any Taxes required by law to be withheld with respect to the Common Stock.  You will pay to the Company, any subsidiary or the Trustee any amount of taxes that the Company or any Affiliate or the Trustee may be required to withhold with respect to the Common Stock that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Common Stock if you fail to comply with your obligations in connection with the taxes as described in this section. The tax treatment of any Option is not guaranteed and although an Option may be granted under a certain tax route, they may become subject to a different tax route in the future.

14.                               TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation.

15.                               NOTICES.  Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.  The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means.  By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

16.                               GOVERNING PLAN DOCUMENT.  Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan.  If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control.  In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

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17.                               OTHER DOCUMENTS.  You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus.  In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

18.                               EFFECT ON OTHER EMPLOYEE BENEFIT PLANS.  The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

19.                               VOTING RIGHTS.  You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you.   Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company.  Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

20.                               SEVERABILITY.  If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21.                               NO ADVICE REGARDING GRANT.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of stock.  You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

22.                               ELECTRONIC DELIVERY AND ACCEPTANCE.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and that such online or electronic participation shall have the same force and effect as documentation executed in written form.

23.                               MISCELLANEOUS.

(a)                           The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)                           You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.

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(c)                            You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.

(d)                           This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)                            All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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ATTACHMENT II

2016 EQUITY INCENTIVE PLAN

ATTACHMENT III

NOTICE OF EXERCISE

MONGODB, INC.

100 FOREST AVENUE

PALO ALTO, CA 94301

Date of Exercise:

This constitutes notice to MongoDB, Inc. (the “Company”) under my Nonstatutory (Capital Gain Award Israeli Tax Purposes) stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the exercise price set forth below.

Stock option dated:
Number of Shares as to which option is exercised:
Certificates to be issued in name of:
Total exercise price:	$
Cash payment delivered herewith:	$
Regulation T Program (cashless exercise(1)):	$
Value of Shares delivered herewith(2):	$	]

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the MongoDB, Inc. 2016 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) that the shares of Common Stock shall be issued to the Trustee for my benefit .

I agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the

(1)  Shares must meet the public trading requirements set forth in the option agreement.

(2)  Shares must meet the public trading requirements set forth in the option.  Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests.  Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

Securities Act (or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”).  I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

Signature

Print Name

Address of Record:

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ATTACHMENT IV

EARLY EXERCISE STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made by and between MongoDB, Inc., a Delaware corporation (the “Company”), and                 (“Purchaser”).

WITNESSETH:

WHEREAS, Purchaser holds a stock option dated                 to purchase shares of Class A Common Stock (“Common Stock”) of the Company (the “Option”) pursuant to the Company’s 2016 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Option consists of a Stock Option Grant Notice and a Stock Option Agreement; and

WHEREAS, Purchaser desires to exercise the Option on the terms and conditions contained herein; and

WHEREAS, Purchaser wishes to take advantage of the early exercise provision of Purchaser’s Option and therefore to enter into this Agreement;

NOW, THEREFORE, IT IS AGREED between the parties as follows:

1.             INCORPORATION OF PLAN AND OPTION BY REFERENCE.  This Agreement is subject to all of the terms and conditions as set forth in the Plan and the Option.  If there is a conflict between the terms of this Agreement and/or the Option and the terms of the Plan, the terms of the Plan shall control.  If there is a conflict between the terms of this Agreement and the terms of the Option, the terms of the Option shall control.  Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.  Defined terms not explicitly defined in this Agreement or the Plan but defined in the Option shall have the same definitions as in the Option.

2.             PURCHASE AND SALE OF COMMON STOCK.

(a)           Agreement to purchase and sell Common Stock.  Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser (shares of Common Stock shall be issued to the Trustee for the benefit of Purchaser), an aggregate of       (   ) shares of Common Stock at $      per share, for an aggregate purchase price of $     , payable as follows:

Cash, check, bank draft or money order payable to the Company	$

Value of shares of Common Stock(1)	$

Total Exercise Price	$	.

(1)           Shares must meet the public trading requirements set forth in the Option.  Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option and must be owned free and clear of any liens, claims, encumbrances or security interest.  Certificates must be endorsed or accompanied by an executed stock assignment.

(b)           Closing. The closing hereunder, including payment for and delivery of the Common Stock, shall occur at the offices of the Company immediately following the execution of this Agreement, or at such other time and place as the parties may mutually agree; provided, however, that if stockholder approval of the Plan is required before the Option may be exercised, then the Option may not be exercised, and the closing shall be delayed, until such stockholder approval is obtained.  If such stockholder approval is not obtained within the time limit specified in the Plan, then this Agreement shall be null and void.

3.             UNVESTED SHARE REPURCHASE OPTION.

(a)           Repurchase Option.  In the event Purchaser’s Continuous Service terminates, then the Company shall have an irrevocable option (the “Repurchase Option”) for a period of ninety (90) days after said termination (or in the case of shares issued upon exercise of the Option after such date of termination, within ninety (90) days after the date of the exercise), or such longer period as may be agreed to by the Company and Purchaser, to repurchase from Purchaser through the Trustee holding the shares for his/her benefit, those shares that Purchaser received pursuant to the exercise of the Option that have not as yet vested as of such termination date in accordance with the Vesting Schedule indicated on Purchaser’s Stock Option Grant Notice (the “Unvested Shares”).

(b)           Share Repurchase Price.   The Company may repurchase all or any of the Unvested Shares at the lower of (i) the Fair Market Value of the such shares (as determined under the Plan) on the date of repurchase, or (ii) the price equal to Purchaser’s Exercise Price for such shares as indicated on Purchaser’s Stock Option Grant Notice.

4.             EXERCISE OF REPURCHASE OPTION.  The Repurchase Option shall be exercised by written notice signed by such person as designated by the Company, and delivered or mailed as provided herein.  Such notice shall identify the number of shares of Common Stock to be purchased and shall notify Purchaser and the Trustee of the time, place and date for settlement of such purchase, which shall be scheduled by the Company within the term of the Repurchase Option set forth above.  The Company shall be entitled to pay for any shares of Common Stock purchased pursuant to its Repurchase Option at the Company’s option in cash or by offset against any indebtedness owing to the Company by Purchaser (including without limitation any Promissory Note given in payment for the Common Stock), or by a combination of both.  Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the Common Stock being repurchased by the Company, without further action by Purchaser. The Trustee shall sign any document required in order to effectuate the sale of shares as noted above.

5.             CAPITALIZATION ADJUSTMENTS TO COMMON STOCK.  In the event of a Capitalization Adjustment, then any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s beneficial ownership of Common Stock shall be immediately subject to the Repurchase Option and be included in the word “Common Stock” for all purposes of the Repurchase Option with the same force and effect as the shares of the Common Stock presently subject to the Repurchase Option, but only to the extent the Common Stock is, at the time, covered by such Repurchase Option.  While the total Option Price shall remain the same after each such event, the Option Price per share of Common Stock upon exercise of the Repurchase Option shall be appropriately adjusted.

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6.             CORPORATE TRANSACTIONS.  In the event of a Corporate Transaction, then the Repurchase Option may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction.  To the extent the Repurchase Option remains in effect following such Corporate Transaction, it shall apply to the new capital stock or other property received in exchange for the Common Stock in consummation of the Corporate Transaction, but only to the extent the Common Stock was at the time covered by such right.  Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Option to reflect the Corporate Transaction upon the Company’s capital structure; provided, however, that the aggregate price payable upon exercise of the Repurchase Option shall remain the same.

7.             ESCROW OF UNVESTED COMMON STOCK.  As security for Purchaser’s faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser’s Common Stock upon exercise of the Repurchase Option herein provided for, Purchaser agrees, at the closing hereunder, to deliver to and deposit with, or cause the Trustee to take such action, the Secretary of the Company or the Secretary’s designee (“Escrow Agent”), as Escrow Agent in this transaction, three (3) stock assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Exhibit A, together with a certificate or certificates evidencing all of the Common Stock subject to the Repurchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit B, attached hereto and incorporated by this reference, which instructions also shall be delivered to the Escrow Agent at the closing hereunder. A copy of the documents including the share certificates shall remain with the Trustee for compliance with Israeli law.

8.             RIGHTS OF PURCHASER. Subject to the provisions of the Option, Trustee on behalf of Purchaser, and as instructed by Purchaser shall exercise all rights and privileges of a stockholder of the Company with respect to the shares deposited in escrow.  Trustee on behalf of Purchaser shall be deemed to be the holder of the shares for purposes of receiving any dividends that may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company’s Repurchase Option.

9.             LIMITATIONS ON TRANSFER.  In addition to any other limitation on transfer created by applicable securities laws or under the Plan, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock while the Common Stock is subject to the Repurchase Option.  After any Common Stock has been released from the Repurchase Option, Purchaser shall not sell, assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Common Stock except in compliance with the provisions herein and applicable securities laws.

10.          RESTRICTIVE LEGENDS.  All certificates representing the Common Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

(a)           “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY.  ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.”

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(b)           “THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE EXERCISE OF A CAPITAL GAIN STOCK OPTION.

(c)           “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A TRANSFER RESTRICTION, AS PROVIDED IN THE BYLAWS OF THE COMPANY.”

(d)           Any legend required by appropriate blue sky officials.

11.          LOCK-UP PERIOD. By exercising the Option, Purchaser agrees not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Trustee for the benefit of the Purchaser, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as necessary to permit compliance with FINRA Rule 2241 and similar rules or regulations (the “Lock-Up Period”); provided, however, that nothing shall prevent the exercise of the Repurchase Option during the Lock-Up Period.  Purchaser further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Purchaser’s shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

12.          REFUSAL TO TRANSFER.  The Company shall not be required (a) to transfer on its books any shares of Common Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

13.          NO EMPLOYMENT RIGHTS.  This Agreement is not an employment contract and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company or its Affiliates to terminate Purchaser’s employment for any reason at any time, with or without cause and with or without notice.

14.          MISCELLANEOUS.

(a)           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the other party hereto at such party’s address hereinafter set forth on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

(b)           Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser’s successors, and assigns. The Company may assign the Repurchase Option hereunder at any time or from time to time, in whole or in part.

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(c)           Attorneys’ Fees; Specific Performance.  Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys’ fees. It is the intention of the parties that the Company, upon exercise of the Repurchase Option and payment for the shares repurchased, pursuant to the terms of this Agreement, shall be entitled to receive the Common Stock, in specie, in order to have such Common Stock available for future issuance without dilution of the holdings of other stockholders.  Furthermore, it is expressly agreed between the parties that money damages are inadequate to compensate the Company for the Common Stock and that the Company shall, upon proper exercise of the Repurchase Option, be entitled to specific enforcement of its rights to purchase and receive said Common Stock.

(d)           Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, provided that for tax purposes the laws of Israel shall apply.  The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company’s principal place of business.

(e)           Further Execution.  The parties agree to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

(f)            Independent Counsel.  Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Purchaser.  Purchaser has been provided with an opportunity to consult with Purchaser’s own counsel with respect to this Agreement.

(g)           Entire Agreement; Amendment.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral.  This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(h)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(i)            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  This Agreement may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

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The parties hereto have executed this Agreement as of                                       .

MONGODB, INC.

By
Name
Title

PURCHASER

Signature

Name (Please print)

ATTACHMENTS:

Exhibit A               Assignment Separate from Certificate

Exhibit B               Joint Escrow Instructions

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EXHIBIT A

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED,                         hereby sells, assigns and transfers unto MongoDB, Inc., a Delaware corporation (the “Company”), pursuant to the Repurchase Option under that certain Early Exercise Stock Purchase Agreement, dated                 by and between the undersigned and the Company (the “Agreement”),                 (               ) shares of Common Stock of the Company standing in the name of the Trustee for the benefit of the undersigned on the books of the Company represented by Certificate No(s).                 and does hereby irrevocably constitute and appoint the Company’s Secretary attorney-in-fact to transfer said Common Stock on the books of the Company with full power of substitution in the premises.  This Assignment may be used only in accordance with and subject to the terms and conditions of the Agreement, in connection with the repurchase of shares of Common Stock issued to the undersigned pursuant to the Agreement, and only to the extent that such shares remain subject to the Company’s Repurchase Option under the Agreement.

Dated:

(Signature)

(Print Name)

(INSTRUCTION:  Please do not fill in any blanks other than the “Signature” line and the “Print Name” line.)

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

Secretary

MongoDB, Inc.

100 Forest Avenue

Palo Alto, CA 94301

Dear Sir or Madam:

As Escrow Agent for both MongoDB, Inc., a Delaware corporation (“Company”), and the undersigned purchaser of Common Stock of the Company (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement (“Agreement”), dated                 to which a copy of these Joint Escrow Instructions is attached as Exhibit B, in accordance with the following instructions:

1.                                      In the event the Company or an assignee shall elect to exercise the Repurchase Option set forth in the Agreement, the Company or its assignee will give to Purchaser and you a written notice specifying the number of shares of Common Stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                      At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of Common Stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (which may include suitable acknowledgment of cancellation of indebtedness) of the number of shares of Common Stock being purchased pursuant to the exercise of the Repurchase Option.

3.                                      Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of Common Stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as the Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with state or government officials or bank officials. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                      This escrow shall terminate and the shares of stock held hereunder shall be released in full upon the expiration or exercise in full of the Repurchase Option, whichever occurs first.

5.                                      If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged of all further obligations hereunder; provided, however, that if at the time of termination of this escrow you are advised by the Company that the property subject to this escrow is the subject of a pledge or other security agreement, you shall deliver all such property to the pledgeholder or other person designated by the Company.

6.                                      Except as otherwise provided in these Joint Escrow Instructions, your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                      You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                      You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                      You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                               You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                               Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to the Company party.  In the event of any such termination, the Secretary of the Corporation shall automatically become the successor Escrow Agent unless the Company shall appoint another successor Escrow Agent, and Purchaser hereby confirms the appointment of such successor as Purchaser’s attorney-in-fact and agent to the full extent of your appointment.

12.                               If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13.                               It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

14.                               Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, including delivery by express courier or five days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto:

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COMPANY:	MongoDB, Inc.
100 Forest Avenue
Palo Alto, CA 94301
Attn: Chief Financial Officer

PURCHASER:

ESCROW AGENT:	MongoDB, Inc.
100 Forest Avenue
Palo Alto, CA 94301
Attn: Corporate Secretary

15.                               By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

16.                               You shall be entitled to employ such legal counsel and other experts (including without limitation the firm of Cooley LLP) as you may deem necessary properly to advise you in connection with your obligations hereunder.  You may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.  The Company shall be responsible for all fees generated by such legal counsel in connection with your obligations hereunder.

17.                               This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents.  It is understood and agreed that the Company may at any time or from time to time assign its rights under the Agreement and these Joint Escrow Instructions in whole or in part.

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18.                               This Agreement shall be governed by and interpreted and determined in accordance with the laws of the State of Delaware.

Very truly yours,

MONGODB, INC.

By

Name:

Title

PURCHASER:

Signature

Name (Please Print)

ESCROW AGENT:

Secretary, MongoDB, Inc.

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MONGODB, INC.

RESTRICTED STOCK UNIT GRANT NOTICE
(2016 EQUITY INCENTIVE PLAN)

MongoDB, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Restricted Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Unit Grant Notice”) and in the Plan and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:

Date of Grant:

Vesting Commencement Date:

Number of Restricted Stock Units/Shares:

Vesting Schedule:

Issuance Schedule:                                       The shares of Common Stock to be issued in respect of the Award will be issued in accordance with the issuance schedule set forth in Section 6 of the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgements:  Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant acknowledges and agrees that this Restricted Stock Unit Grant Notice and the Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

MONGODB, INC.		PARTICIPANT

By:
	Signature	Signature

Title:		Date:

Date:

ATTACHMENTS:         Award Agreement, 2016 Equity Incentive Plan

MONGODB, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Award Agreement”) and in consideration of your services, MongoDB, Inc. (the “Company”) has awarded you (“Participant”) a Restricted Stock Unit Award (the “Award”) pursuant to Section 6 of the Company’s 2016 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units/shares indicated in the Grant Notice. Capitalized terms not explicitly defined in this Award Agreement or the Grant Notice will have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1.                                      GRANT OF THE AWARD. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Restricted Stock Units/shares of Common Stock subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company or an Affiliate (other than services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Restricted Stock Units or the delivery of the Company’s Common Stock to be issued in respect of the Award. Notwithstanding the foregoing, the Company reserves the right to issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon vesting of your Restricted Stock Units, and, to the extent applicable, references in this Award Agreement and the Grant Notice to Common Stock issuable in connection with your Restricted Stock Units will include the potential issuance of its cash equivalent pursuant to such right.

2.                                      VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units/shares of Common Stock credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock.

3.                                      NUMBER OF SHARES. The number of Restricted Stock Units/shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.

4.                                      SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are either (i) then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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5.                                      TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(a)                                 Death. Your Award is transferable by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate will be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death.

(b)                                 Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company General Counsel prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

6.                                      DATE OF ISSUANCE.

(a)                                 The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations set forth in this Award Agreement, in the event one or more Restricted Stock Units vests, the Company will issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). The issuance date determined by this paragraph is referred to as the “Original Issuance Date”.

(b)                                 If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day. In addition, if:

(i)                                    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Plan”)), and

(ii)                                either (1) Withholding Taxes do not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Taxes by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award,

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and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Plan) and (C) not to permit you to pay the Withholding Taxes in cash or from other compensation otherwise payable to you by the Company, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c)                                  The form of delivery of the shares of Common Stock in respect of your Award (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.

7.                                      DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

8.                                      RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award will be endorsed with appropriate legends as determined by the Company.

9.                                      EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Award Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.

10.                               AWARD NOT A SERVICE CONTRACT.

(a)                                 Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.

(b)                                 By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems

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appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Company or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice, and will not interfere in any way with the Company’s right to conduct a reorganization.

11.                               TAX WITHHOLDING OBLIGATIONS.

(a)                                 On each vesting date, and on or before the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the Common Stock issuable to you and otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) (pursuant to this authorization and without further consent) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee. However, the Company does not guarantee that you will be able to satisfy the Withholding Taxes through any of the methods described in the preceding provisions and in all circumstances you remain responsible for timely and fully satisfying the Withholding Taxes.

(b)                                 Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c)                                  In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

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12.                               TAX CONSEQUENCES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

13.                               UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you pursuant to Section 6 of this Award Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

14.                               NOTICES. Any notice or request required or permitted hereunder will be given in writing to each of the other parties hereto and will be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed to the Company at its primary executive offices, attention: Stock Plan Administrator, and addressed to you at your address as on file with the Company at the time notice is given.

15.                               HEADINGS. The headings of the Sections in this Award Agreement are inserted for convenience only and will not be deemed to constitute a part of this Award Agreement or to affect the meaning of this Award Agreement.

16.                               ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that:

(a)                                 Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award. This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

(b)                                 The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.

(c)                                  The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

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(d)                                 You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(e)                                  You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(f)                                   This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(g)                                  All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

17.                               GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

18.                               EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.

19.                               CHOICE OF LAW. The interpretation, performance and enforcement of this Award Agreement will be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.

20.                               SEVERABILITY. If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21.                               OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

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22.                               ELECTRONIC DELIVERY AND ACCEPTANCE.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and that such online or electronic participation shall have the same force and effect as documentation executed in written form.

23.                               AMENDMENT. This Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

24.                               COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following your death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

* * * * *

This Award Agreement will be deemed to be signed by the Company and the Participant upon the signing or electronic acceptance by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.

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MONGODB, INC.

RESTRICTED STOCK UNIT GRANT NOTICE (INTERNATIONAL)
(2016 EQUITY INCENTIVE PLAN)

MongoDB, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Restricted Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Unit Grant Notice”) and in the Plan and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:

Date of Grant:

Vesting Commencement Date:

Number of Restricted Stock Units/Shares:

Vesting Schedule:

Issuance Schedule:                                       The shares of Common Stock to be issued in respect of the Award will be issued in accordance with the issuance schedule set forth in Section 6 of the Restricted Stock Unit Agreement.

Additional Terms/Acknowledgements:  Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement, including any country-specific appendices, and the Plan. Participant acknowledges and agrees that this Restricted Stock Unit Grant Notice and the Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company and such system shall have the same force and effect as hard-copy execution.

MONGODB, INC.	PARTICIPANT

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:                                     Award Agreement, 2016 Equity Incentive Plan

MONGODB, INC.

2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Award Agreement”) and in consideration of your services, MongoDB, Inc. (the “Company”) has awarded you (“Participant”) a Restricted Stock Unit Award (the “Award”) pursuant to Section 6 of the Company’s 2016 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units/shares indicated in the Grant Notice. Capitalized terms not explicitly defined in this Award Agreement or the Grant Notice will have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1.                                      GRANT OF THE AWARD. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Restricted Stock Units/shares of Common Stock subject to the Award. This Award was granted in consideration of your services to the Company or an Affiliate. Except as otherwise provided herein, you will not be required to make any payment to the Company or an Affiliate (other than services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Restricted Stock Units or the delivery of the Company’s Common Stock to be issued in respect of the Award. Notwithstanding the foregoing, the Company reserves the right to issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon vesting of your Restricted Stock Units, and, to the extent applicable, references in this Award Agreement and the Grant Notice to Common Stock issuable in connection with your Restricted Stock Units will include the potential issuance of its cash equivalent pursuant to such right.

2.                                      VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units/shares of Common Stock credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock.

3.                                      NUMBER OF SHARES. The number of Restricted Stock Units/shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.

4.                                      US SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are either (i) then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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5.                                      TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.

(a)                                 Death. Your Award is transferable by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate will be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death.

(b)                                 Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company General Counsel prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

6.                                      DATE OF ISSUANCE.

(a)                                 The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations set forth in this Award Agreement, in the event one or more Restricted Stock Units vests, the Company will issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). The issuance date determined by this paragraph is referred to as the “Original Issuance Date”.

(b)                                 If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day. In addition, if:

(i)                                    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Plan”)), and

(ii)                                either (1) Withholding Taxes do not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Taxes by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award,

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and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Plan) and (C) not to permit you to pay the Withholding Taxes in cash or from other compensation otherwise payable to you by the Company, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c)                                  The form of delivery of the shares of Common Stock in respect of your Award (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.

7.                                      DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

8.                                      RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award will be endorsed with appropriate legends as determined by the Company.

9.                                      EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Award Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.

10.                               AWARD NOT A SERVICE CONTRACT.

(a)                                 Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice, subject to applicable laws and your service or employment agreement. Nothing in this Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you without regard to any future vesting opportunity that you may have.

(b)                                 By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only by continuing as an employee, director or consultant of the Company or an Affiliate and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one

3

or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Company or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice, subject to applicable laws, and will not interfere in any way with the Company’s right to conduct a reorganization.

11.                               TAX WITHHOLDING OBLIGATIONS.

(a)                                 On each vesting date, and on or before the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the Common Stock issuable to you and otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax and social insurance contribution withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) (pursuant to this authorization and without further consent) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and, if applicable, foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee. However, the Company does not guarantee that you will be able to satisfy the Withholding Taxes through any of the methods described in the preceding provisions and in all circumstances you remain responsible for timely and fully satisfying the Withholding Taxes.

(b)                                 Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

(c)                                  In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree

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to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

12.                               TAX CONSEQUENCES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

13.                               DATA PRIVACY.  You hereby explicitly and unambiguously (i) acknowledge and (ii) to the extent required under applicable law, consent to, the collection, use and transfer, in electronic or other form, of your personal data as described in and necessary to perform this Award Agreement and any other Award grant materials, by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.  You understand that to the extent not prohibited under applicable law, the Company and the Affiliate may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Awards or any other entitlement to shares of stock awarded, canceled, vested, unvested or outstanding in your favor (“Data”), for the purpose of implementing, administering and managing the Plan.  Certain Data may also constitute “sensitive personal data” within the meaning of applicable law.  Such Data includes, but is not limited to, the information provided above and any changes thereto and other required personal and financial data about you.  You hereby (i) acknowledge and (ii) to the extent required under applicable law, provide explicit consent to, the processing of any such Data by the Company and any Affiliate.  You understand that Data will be transferred to such stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have data privacy laws and protections that are not considered adequate in your country.  You understand that if you resides outside the United States, you may request in those countries where required to be disclosed under applicable law, a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative.  You (i) acknowledge and (ii) to the extent required under applicable law, authorize the receipt, possession, use, retention and transfer of the Data, in electronic or other form, by the Company, any other possible recipients which may assist the Company with implementing, administering and managing the Plan, for the sole purposes of such implementation, administration and management.  You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan.  You understand that if you reside outside the United States, you may, if required by applicable law, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents herein insofar as such consents are required under applicable law, in any case without cost, by contacting in writing your local human resources representative.  Further, you acknowledge that if you are providing consent(s) herein, you are doing so on a purely voluntary basis.  Insofar as any consent is required under applicable law, and you either do not consent or later seek to revoke your consent, your employment status or service and career with the Company or Affiliate will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company will not be able to grant you options or other equity awards or administer or maintain such awards.  Therefore, you understand that refusing or withdrawing your consent (insofar as consent is required under applicable law) may affect your ability to participate in the Plan, but will have no further detrimental implications for you.  For more information on

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the consequences of your refusal to consent or withdrawal of consent in the event that consent is required under applicable law, you understand that you may contact the local human resources representative.

14.                               UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you pursuant to Section 6 of this Award Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

15.                               NOTICES. Any notice or request required or permitted hereunder will be given in writing to each of the other parties hereto and will be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed to the Company at its primary executive offices, attention: Stock Plan Administrator, and addressed to you at your address as on file with the Company at the time notice is given.

16.                               HEADINGS. The headings of the Sections in this Award Agreement are inserted for convenience only and will not be deemed to constitute a part of this Award Agreement or to affect the meaning of this Award Agreement.

17.                               ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that:

(a)                                 Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award. This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.

(b)                                 The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.

(c)                                  The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

(d)                                 You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(e)                                  You acknowledge and agree that you have reviewed your Award in its entirety,

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have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(f)                                   This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(g)                                  All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

18.                               GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

19.                               EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.

20.                               CHOICE OF LAW. The interpretation, performance and enforcement of this Award Agreement will be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.

21.                               SEVERABILITY. If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

22.                               OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.

23.                               AMENDMENT. This Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such

7

amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.

24.                               COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following your death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).

25.                               NO ADVICE REGARDING GRANT.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of stock.  You are hereby advised to consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

26.                               ELECTRONIC DELIVERY AND ACCEPTANCE.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and that such online or electronic participation shall have the same force and effect as documentation executed in written form.

27.                               LANGUAGE.  If you have received this Award Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

28.                               COUNTRY APPENDIX.  Notwithstanding any provisions in this Award Agreement, the Award grant shall be subject to any special terms and conditions set forth in the Appendix to this Award Agreement for your country.  Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Award Agreement.

29.                               IMPOSITION OF OTHER REQUIREMENTS.  The Company reserves the right to impose other requirements on your participation in the Plan, on the Award and on any shares of stock acquired upon vesting of the Award, to the extent the Company determines it is necessary or advisable for legal or

8

administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

* * * * *

This Award Agreement will be deemed to be signed by the Company and the Participant upon the signing or electronic acceptance by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.

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APPENDIX A

MONGODB, INC.

2016 EQUITY INCENTIVE PLAN

AWARD AGREEMENT

(RESTRICTED STOCK UNITS)

This Appendix includes additional terms and conditions that govern the aWARD granted to you under the Plan if you reside in one of the countries listed below.  Capitalized terms used but not defined in this Appendix have the meanings set forth in the Plan and/or the Award Agreement.

This Appendix also includes information regarding securities, exchange controls and certain other issues of which you should be aware with respect to participation in the Plan.  Such laws are often complex and change frequently.  As a result, the Company strongly recommends that you not rely on the information in this Appendix as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time that the Award vests or you sell shares acquired under the Plan. In addition, the information contained herein is general in nature and may not apply to your particular situation and the Company is not in a position to assure a particular result.  Accordingly, the you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.  Finally, if you are a citizen or resident of a country other than the one in which you are currently working, the information contained herein may not be applicable to you.

AUSTRALIA

Securities Law Information

The offering and resale of shares acquired under the Plan to a person or entity resident in Australia may be subject to disclosure requirements under Australian law.  You should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

Offer of Stock Awards

The Board, in its absolute discretion, may make a written offer to an eligible person who is an Australian Resident (each such offeree being referred to in this Appendix A as a “Participant”) it chooses to accept an Award.

The offer shall specify the maximum number of shares subject to an Award which you may accept, the Date of Grant, the Expiration Date, the vesting conditions (if any), any applicable holding period and any disposal restrictions attaching to the Award or the resultant Common Stock (all of which may be set by the Board in its absolute discretion).

The offer is intended to receive tax deferred treatment under Subdivision 83A-C of the Income Tax Assessment Act 1997(Cth). The conditions to receive such treatment are contained in this Appendix A.

The offer shall be accompanied by an acceptance form and a copy of the Plan and this Appendix A or, alternatively, details on how you may obtain a copy of the Plan and this Appendix A.

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Grant of Awards

If you validly accept the Board’s offer of an Award, the Board must grant you an Award for the number of shares for which the Award was accepted.  However, the Board must not do so if you have ceased to be an eligible person at the date when the Award is to be granted or the Company is otherwise prohibited from doing so under the Corporations Act 2001(Cth) (the “Corporations Act”) without a disclosure document, product disclosure statement or similar document.

The Company must provide an Award Agreement in respect of the Award granted to the Participant to be executed by the Participant as soon as practicable after the date of grant.

Awards granted to Participants under this Appendix A that are Options must not have an Expiration Date exceeding fifteen (15) years from the Date of Grant.

Tax Deferred Treatment

Ordinary shares. Awards issued to a Participant under this Appendix A must relate to ordinary shares. For the purpose of this Appendix A, ordinary shares shall be defined in accordance with its ordinary meaning under Australian law.

Predominant business of the Company. Awards must not be issued to Participants where those Awards relate to Restricted Stock Units or shares in a company that has a predominant business of the acquisition, sale or holding of shares, securities or other investments.

Real risk of forfeiture.  Awards that are Restricted Stock Units issued to a Participant under this Appendix A must have a real risk of forfeiture, the Vesting conditions by which this risk is achieved is to be determined by the Board in its absolute discretion.

10% limit on shareholding and voting power.  Immediately after you acquire the Awards, you must not: (i) hold a beneficial interest in more than 10% of the shares in the Company; or (ii) be in a position to cast, or control the casting of, more than 10% of the maximum number of votes that might be cast at a general meeting of the Company. For the purposes of these thresholds, Awards that are Restricted Stock Units are treated as if they have been exercised and converted into Common Stock.

AUSTRIA

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Austria.

Consumer Protection Information

You may be entitled to revoke the Award Agreement on the basis of the Austrian Consumer Protection Act (the “Act”) under the conditions listed below, if the Act is considered to be applicable to the Agreement and the Plan:

(i)             The revocation must be made within one week after the acceptance of the Award Agreement.

(ii)          The revocation must be in written form to be valid.  It is sufficient if you return the Award Agreement to the Company or the Company’s representative with language that can be understood as your refusal to conclude or honor the Award Agreement, provided the revocation is sent within the period discussed above.

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Exchange Control Information

If you hold securities (including shares acquired under the Plan) or cash (including proceeds from the sale of shares and any cash dividends) outside of Austria (even if you hold them outside of Austria at a branch of an Austrian bank), you may be required to report certain information to the Austrian National Bank if certain thresholds are exceeded. You are encouraged to consult your personal legal or tax advisor to understand how these rules apply to your particular situation.

BELGIUM

Securities Disclaimer

The grant of this Award under the Plan is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Belgium.

CANADA

Data Privacy

The following provision supplements Section 17 of the Award Agreement:

You hereby authorize the Company and its representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan.  You further authorize the Company, any Affiliates and any stock plan service provider that may be selected by the Company to assist with the Plan to disclose and discuss the Plan with their respective advisors.  You further authorize the Company and any Affiliates to record such information and to keep such information in your employee file.

Language Consent

The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée

Les parties reconnaissent avoir exigé que cette convention («Agreement») soit rédigée en anglais, ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente.

Foreign Asset/Account Reporting Information

Canadian residents are required to report any foreign property (e.g., shares of stock acquired under the Plan and possibly unvested Restricted Stock Units) on form T1135 (Foreign Income Verification Statement) if the total cost of their foreign property exceeds C$100,000 at any time in the year, although the reporting requirements have been simplified if the cost is less than C$250,000.  It is your responsibility to comply with these reporting obligations, and you should consult your own personal tax advisor in this regard.

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FINLAND

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Finland.

FRANCE

Awards Not Tax-Qualified

The Award is not intended to be a tax-qualified or tax-preferred award, including without limitation, under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code.  You are encouraged to consult with a personal tax advisor to understand the tax and social insurance implications of the Award.

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in France.

Foreign Asset/Account Information

You may hold shares of stock acquired upon vesting of the Award, any proceeds resulting from the sale of shares of stock or any dividends paid on such shares of stock outside of France, provided you declare all foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) with your annual income tax return.  Failure to complete this reporting may trigger penalties.

GERMANY

Securities Disclaimer

The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany.

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank).  In the event that you make or receive a payment in excess of this amount, you are required to report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

HONG KONG

Securities Law Notice

WARNING:  The Award and the shares of stock covered by the option do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or its Affiliates participating in the Plan.  You should be aware that the contents of the Award Agreement have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong.  Nor have the documents been reviewed by any regulatory authority in Hong Kong.  The option is intended only for your personal use

13

and may not be distributed to any other person.  You are advised to exercise caution in relation to the offer.  If you are in any doubt about any of the contents of the Award Agreement, including this Appendix, or the Plan, you should obtain independent professional advice.

Sale of Shares

Any shares of stock received at vesting of the Award are accepted as a personal investment.  In the event that any portion of this Award vests within six months of the grant date, you agree that you will not offer to the public or otherwise dispose of the shares of stock acquired prior to the six-month anniversary of the grant date.

Occupational Retirement Schemes Ordinance Alert

The Company specifically intends that neither the Award nor the Plan will be considered or deemed an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

INDIA

Exchange Control Information

You must repatriate to India all funds resulting from the sale of shares of stock within 90 days and all proceeds from the receipt of any dividends within 180 days.  You will receive a foreign inward remittance certificate (“FIRC”) from the bank where you deposits the foreign currency.  You should maintain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or your employer requests proof of repatriation.

Foreign Asset/Account Reporting Information

You are required to declare in your annual tax return your foreign financial assets (including shares of stock) and any foreign bank accounts. You understand that it is your responsibility to comply with this reporting obligation and are advised to confer with a personal tax advisor in this regard.

IRELAND

Taxation: General

The tax and social security consequences of participating in the Plan are based on complex tax and social security laws, which may be subject to varying interpretations, and the application of such laws may depend, in large part, on the surrounding facts and circumstances.  Therefore, we recommend that you consult with your own tax advisor regularly to determine the consequences of taking or not taking any action concerning their participation in the Plan and to determine how the tax, social security or other laws in Ireland (or elsewhere) apply to your specific situation.

Tax Withholding

The references in the Plan and in the Award Agreement, and in particular Clause 8(h) (Miscellaneous) of the Plan and Clauses 11 (Withholding Obligations) and 12 (Tax Consequences) of the Award Agreement, to “tax” or “taxes” includes any and all taxes, charges, levies and contributions in Ireland or elsewhere, to

14

include, in particular, income tax (PAYE), Universal Social Charge (USC) and Pay Related Social Insurance (PRSI) (“Taxes”).

Tax indemnity

The Participant shall be accountable for any Taxes, which are chargeable on any assessable income deriving from the grant, vesting of, or other dealing in Awards or Common Stock issued pursuant to an Award.  The Company shall not become liable for any Taxes, as a result of your participation in the Plan.  In respect of such assessable income, the Participant shall indemnify the Company and (at the direction of the Company) any Affiliate, which is or may be treated as the employer you in respect of the Taxes (the “Tax Liabilities”).

Pursuant to the indemnity referred to in the preceding paragraph, where necessary, you shall make such arrangements, as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)                                making a cash payment of an appropriate amount to the relevant company whether by cheque, banker’s draft or deduction from salary in time to enable the Company to remit such amount to the Irish Revenue Commissioners before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)                                appointing the Company as agent and / or attorney for the sale of sufficient Common Stock, acquired pursuant to the grant, exercise, purchase, vesting or other dealing in Awards, or Common Stock issued pursuant to an Award to cover the Tax Liabilities and authorizing the payment to the relevant company of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Common Stock.

Company Law - Notification Obligation

If you are a director, shadow director or secretary of any Irish subsidiary of the Company, you are required to notify the Irish subsidiary in writing within five or eight days, depending on the circumstances involved, if you hold an interest in, or receive or dispose of an interest in the Company (which includes Restricted Stock Units).  This notification requirement also applies with respect to the interests of a person’s spouse, civil partner or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary).  Where the shares or the stock options held amount to an interest in less than 1% of the nominal value of the Company’s issued voting share capital, or do not carry the right to vote at the Company’s general meetings, disclosure is not required.  This exemption also applies to company secretaries.

Securities Law

The grant of the Award is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Ireland.

Employment

You acknowledge that your terms of employment shall not be affected in any way by your participation of the Plan, which shall not form part of such terms (either expressly or impliedly). You acknowledge that your participation in the Plan shall be subject at all times to the rules of the Plan as may be amended from time to time (including, but not limited to, any claw back provisions). If on termination of your

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employment (whether lawfully, unlawfully, or in breach of contract) you lose any rights or benefits under the Plan (including any rights or benefits which you would not have lost had your employment not been terminated), you hereby acknowledge that you shall be entitled to (and hereby waive) any compensation for the loss of any rights or benefits under the Plan, or any replacement or successor plan.

The Plan is entirely discretionary and may be suspended or terminated by the Board at a time for any reason. Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future grants of options or benefits in lieu of options. All determinations with respect to future options will be at the entire discretion of the Board. Rights under the Plan are not pensionable.

ISRAEL

Restricted Stock Units granted to employees of the Israeli subsidiary of the Company will be subject to the provisions of the Plan and the Appendix for Israeli Participants. Restricted Stock Units are meant to be granted under the trustee capital gains route pursuant to section 102(b)(2) and 102(b)(3) of the Israeli Income Tax Ordinance [New Version] 1961 (“Section 102”). Definitions not contained herein shall have the meaning given to them in the Appendix for Israeli Participants. In the event of any conflict, whether explicit or implied, between the provision of the Award Agreement and the Israeli Appendix, the provisions set out in the Israeli Appendix shall prevail.

In addition to the declarations included in the Grant Notice and the Award Agreement above, by accepting the grant of the Award (i) you authorize the Company to provide the Trustee with any information required for the purpose of administering the Plan including executing its obligations according to Section 102, the trust deed and the trust agreement, including without limitation information about your Restricted Stock Units, income tax rates, salary bank account, contact details and identification number, (ii) you agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Award Agreement, (iii) you are familiar with Section 102 and the regulations and rules promulgated thereunder, including without limitations the provisions of the applicable tax route, and agree to comply with such provisions, as amended from time to time, provided that if such terms are not met, Section 102 may not apply or I may be subject to tax at higher rates, (iv) you agree to the terms and conditions of the trust deed signed between the Trustee and the Company and/or the applicable Affiliate, including but not limited to the control of the Restricted Stock Units and Common Stock by the Trustee, (v) you acknowledge that releasing the Common Stock  from the control of the Trustee prior to the termination of the Holding Period constitutes a violation of the terms of Section 102 and agree to bear the relevant sanctions.

Trust

The Restricted Stock Units and the Common Stock issued upon vesting or otherwise and/or any additional rights, including without limitation any right to receive any dividends or any shares received as a result of an adjustment made under the Plan, that may be granted in connection with the Restricted Stock Units (the “Additional Rights”) shall be issued to or controlled by the Trustee for your benefit under the provisions of Section 102 pursuant to the capital gains route for at least the period stated in Section 102 of the Ordinance and the Income Tax Rules (Tax Benefits in Share Issuance to Employees) 5763-2003 (the “Rules”).  In the event the Restricted Stock Units or underlying shares of Common Stock do not meet the requirements of Section 102, such Restricted Stock Units and the underlying shares of Common Stock shall not qualify for the favorable tax treatment under the Capital Gains Route of Section 102.  The Company makes no representations or guarantees that the Restricted Stock Units will qualify for favorable tax treatment and will not be liable or responsible if favorable tax treatment is not available under Section 102. Any fees associated with any vesting, sale, transfer or any act in relation to the Restricted Stock Units shall be borne by you and the Trustee and/or the Company and/or any Affiliate

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shall be entitled to withhold or deduct such fees from payments otherwise due to from the Company or an Affiliate or the Trustee. In accordance with the requirements of Section 102 and the Capital Gains Route, you shall not sell nor transfer the shares of Common Stock or Additional Rights from the Trustee until the end of the required Holding Period.  Notwithstanding the above, if any such sale or transfer occurs before the end of the required Holding Period, the sanctions under Section 102 shall apply to and shall be borne by you.

Tax

Any and all taxes due in relation to the Restricted Stock Units and Common Stock, shall be borne solely by you. The Company and/or any Affiliate and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, you hereby agree to indemnify the Company and/or any Affiliate and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to you. The Company and/or any Affiliate and/or the Trustee, to the extent permitted by law, shall have the right to deduct from any payment otherwise due to you or from proceeds of the sale of the Common Stock, an amount equal to any Taxes required by law to be withheld with respect to the Common Stock.  You will pay to the Company, any subsidiary or the Trustee any amount of taxes that the Company or any Affiliate or the Trustee may be required to withhold with respect to the Common Stock that cannot be satisfied by the means previously described.  The Company may refuse to deliver the Common Stock if you fail to comply with your obligations in connection with the taxes as described in this section. The tax treatment of any Restricted Stock Units not guaranteed and although a Restricted Stock Unit  may be granted under a certain tax route, they may become subject to a different tax route in the future.

ITALY

Foreign Asset/Account Reporting Information

If you are an Italian resident who, at any time during the fiscal year, holds foreign financial assets (including cash and shares of stock) which may generate taxable income in Italy, you are required to report these assets on your annual tax return for the year during which the assets are held, or on a special form if no tax return is due.  These reporting obligations also apply if you are the beneficial owner of foreign financial assets under Italian money laundering provisions.

Securities Disclaimer

The grant of the options is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Italy.

MEXICO

Labor Law Acknowledgment

These provisions supplement Section 17 of the Award Agreement:

Modification.  By accepting the Award, you understand and agree that any modification of the Plan or the Award Agreement or its termination shall not constitute a change or impairment of the terms and conditions of your employment.

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Policy Statement.  The grant of the Award made under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend it and discontinue it at any time without any liability.

The Company with registered offices at  229 W. 43rd Street, 5th floor, NY, NY, 10036, United States of America, is solely responsible for the administration of the Plan and participation in the Plan and the acquisition of shares of stock does not, in any way, establish an employment relationship between you and the Company since you are participating in the Plan on a wholly commercial basis and your sole employer is the Company’s Mexican Affiliate, nor does it establish any rights between you and your employer.

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Plan Document Acknowledgment

By accepting the grant of Award, you acknowledge that you have received copies of the Plan, have reviewed the Plan and the Award Agreement in their entirety and fully understand and accept all provisions of the Plan and the Award Agreement.

In addition, by signing the Award Agreement, you further acknowledge that you have read and specifically and expressly approve the terms and conditions in Section 11 of the Agreement (“Nature of Grant”), in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) none of the Affiliates or the Company is responsible for any decrease in the value of the shares of stock underlying the options.

Finally, you hereby declare that you do not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of your participation in the Plan and therefore grant a full and broad release to the employer, the Company and any Affiliates with respect to any claim that may arise under the Plan.

NETHERLANDS

Prohibition Against Insider Trading

You should be aware of the Dutch insider trading rules, which may affect the sale of shares acquired under the Plan.  In particular, you may be prohibited from effecting certain share transactions if you have insider information regarding the Company.  Below is a discussion of the applicable restrictions.  You are advised to read the discussion carefully to determine whether the insider rules could apply to you.  If it is uncertain whether the insider rules apply, the Company recommends that you consult with a legal advisor.  The Company cannot be held liable if you violate the Dutch insider trading rules.  You are responsible for ensuring your compliance with these rules.

Dutch securities laws prohibit insider trading.  As of 3 July 2016, the European Market Abuse Regulation (MAR), is applicable in the Netherlands. For further information, Participant is referred to the website of the Authority for the Financial Markets (AFM): https://www.afm.nl/en/professionals/onderwerpen/marktmisbruik.

Given the broad scope of the definition of inside information, certain employees of the Company working at its Dutch Affiliate may have inside information and thus are prohibited from making a transaction in securities in the Netherlands at a time when they have such inside information. By entering into this Award Agreement and participating in the Plan, you acknowledge having read and understood the notification above and acknowledge that it is your responsibility to comply with the Dutch insider trading rules, as discussed herein.

Securities Disclaimer

The grant of the Award is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the Netherlands.

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SPAIN

Labor Law Acknowledgment

The following provision supplements Section 17 of the Award Agreement:

In accepting the Award, you consent to participate in the Plan and acknowledge that you have received a copy of the Plan.

You understand and agree that the Company has unilaterally, gratuitously and discretionally decided to grant the Award under the Plan to individuals who may be employees of the Company and any Affiliates throughout the world.  The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Affiliates, over and above the specific terms of the Plan.  Consequently, you understand that the Award is granted on the assumption and condition that the Award and any shares of stock issued upon vesting of the Award are not part of any employment contract (either with the Company or any Affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever.  In addition, you understand that the Award would not be granted to you but for the assumptions and conditions referred to herein; thus, you acknowledge and freely accept that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of the Award and any right to the Award shall be null and void.

Further, the vesting of the Award is expressly conditioned on your continued employment, such that upon termination of employment, the Award may cease vesting immediately, effective on the date of your termination of employment (unless otherwise specifically provided in the Award Agreement and/or the Plan).  In particular, you understand and agree that any non-vested Awards as of the date you are no longer actively employed or in service (unless otherwise specifically provided in the Award Agreement and/or the Plan) will be forfeited without entitlement to the underlying shares of stock or to any amount of indemnification in the event of termination of your employment by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause, individual or collective dismissal adjudged or recognized to be without cause, individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985.

Securities Disclaimer

The grant of the Award is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Spain. The grant of the Award and the shares of stock issued pursuant to the vesting of the Award are considered a private placement outside the scope of Spanish laws on public offerings and issuances of securities.  Neither the Plan nor the Award Agreement have been registered with the Comisión National del Mercado de Valores and do not constitute a public offering prospectus.

Exchange Control Information

The acquisition, ownership and disposition of shares of Stock and must be declared for statistical purposes to the Dirección General de Comercio e Inversiones (the “DGCI”), which is a department of the Ministry of Economy and Competitiveness.  If you acquire shares of stock through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGCI for you; otherwise, you will be required make the declaration by filing the appropriate form with the DGCI.

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Generally, the declaration must be made in January for shares of Stock owned as of December 31 of the prior year; however, if the value of shares of stock acquired or sold exceeds a designated threshold (or you hold 10% or more of the capital of the Company or such other amount that would entitle you to join the Company’s board of directors), the declaration must be filed within one (1) month of the acquisition or sale, as applicable.

Foreign Asset/Account Reporting Information

To the extent you hold rights or assets outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., shares of stock, cash, etc.) as of December 31 each year, such resident will be required to report information on such rights and assets on your annual tax return for such year.  After such rights and assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000.

Further, you will be required to electronically declare to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the securities (including shares of Stock acquired under the Plan) held in such accounts if the value of the transactions for all such accounts during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceed €1,000,000.

Further, you are required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including shares of stock acquired under the Plan), and any transactions with non-Spanish residents (including any payments of cash or shares of stock made to you under the Plan) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the relevant year, exceed €1,000,000.

SWEDEN

Securities Disclosure

Your participation in the Plan and the grant of the Award  are exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Sweden.

Exchange Control

You understand and agree that foreign and local banks or financial institutions (including brokers) engaged in cross-border transactions generally may be required to report any payments to or from a foreign country exceeding a certain amount to The National Tax Board, which receives the information on behalf of the Swedish Central Bank (Sw.Riksbanken). This requirement may apply even if you have a brokerage account with a foreign broker.

SWITZERLAND

Securities Law Notification

The grant of the Award  is considered a private offering and therefore is not subject to securities registration in Switzerland.

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UNITED KINGDOM

Securities Disclaimer

The grant of the Award is exempt from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in the UK.

This Award Agreement is not an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Plan.  The Plan and the Award s are exclusively available in the UK to bona fide employees and former employees and any other UK Subsidiary.

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MongoDB Inc. — 2016 Equity Incentive Plan

Appendix for Israeli Participants

1.                                      GENERAL

1.1                               This appendix (the “Appendix”) shall apply only to Participants who are residents of the State of Israel upon the date of grant of the Stock Award, as defined below in Section 2, or who are deemed Israeli tax residents (collectively, “Israeli Participants”). The provisions specified hereunder shall form an integral part of the MongoDB Inc. 2016 Equity Incentive Plan (hereinafter the “Plan”).

1.2                               This Appendix is adopted pursuant to Sections 2(b)(ii) and 2(b)(x) of the Plan and is to be read as a continuation of the Plan and modifies Stock Awards granted to Israeli Participants only to the extent necessary to comply with the requirements set by the Israeli law in general, and in particular, with the provisions of the Israeli Income Tax Ordinance [New Version] 1961, as may be amended or replaced from time to time. This Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.3                               The Plan and this Appendix are complimentary to each other and shall be deemed as one. In the event of any conflict, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

1.4                               Any capitalized term not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

1.5                               This Appendix does not apply to any Stock Award which is settled in cash.

2.                                      DEFINITIONS

2.1                               “102 Award” means any Stock Award, provided it is settled in Common Stock, granted to an Approved Israeli Participant pursuant to Section 102 of the Ordinance.

2.2                               “Approved Israeli Participant” means an Israeli Participant who is an employee, director or an officer of an Israeli resident Subsidiary of the Company, excluding any Controlling Share Holder of the Company, provided that the Subsidiary is an Israeli resident company or otherwise meets the definition of an Employing Company under Section 102.

2.3                               “Capital Gain Award” or “CGA” means a Trustee 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) and Section 102(b)(3) of the Ordinance.

2.4                               “Controlling Share Holder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.5                               “ITA” means the Israeli Tax Authority.

2.6                               “Israeli Award Agreement” means the Stock Award Agreement between the Company and an Israeli Participant that sets out the terms and conditions of a Stock Award.

2.7                               “Non-Trustee 102 Award” means a 102 Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

2.8                               “Ordinary Income Award” or “OIA” means a Trustee 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.9                               “Ordinance” means the Israeli Income Tax Ordinance [New Version] — 1961, as now in effect or as hereafter amended.

2.10                        “Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.11                        “Tax” means any applicable tax and other compulsory payments such as social security and health tax contributions under any applicable law.

2.12                        “Trustee” means any person or entity appointed by the Company or the Subsidiary to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as may be replaced from time to time.

2.13                        “Trustee 102 Award” means a 102 Award granted to an Approved Israeli Participant pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Approved Israeli Participant.

2.14                        “Unapproved Israeli Participant” means an Israeli Participant who is not an Approved Israeli Participant, including a consultant or a Controlling Share Holder of the Company.

3.                                      ISSUANCE OF AWARDS

3.1                               The persons eligible for participation in the Plan as Israeli Participants shall include Approved Israeli Participants and Unapproved Israeli Participants, provided, however, that only Approved Israeli Participants may be granted 102 Awards.

3.2                               The Company may designate Stock Awards granted to Approved Israeli Participants pursuant to Section 102 as Trustee 102 Awards or Non-Trustee 102 Awards.

3.3                               The grant of Trustee 102 Awards shall be made under this Appendix and shall not be made until 30 days from the date the Plan has been submitted for approval by the ITA and shall be conditioned upon the approval of the Plan and this Appendix by the ITA.

3.4                               Trustee 102 Awards may either be classified as Capital Gain Awards (CGAs) or Ordinary Income Awards (OIAs).

3.5                               No Trustee 102 Award may be granted under this Appendix to any Approved Israeli Participant, unless and until the Company has filed with the ITA its election regarding the type of Trustee 102 Awards, whether CGAs or OIAs, that will be granted under the Plan and this Appendix (the “Election”). Such Election shall become effective beginning the first date of grant of a Trustee 102 Award under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted Trustee 102 Awards. The Election shall obligate the Company to grant only the type of Trustee 102 Award it has elected, and shall apply to all Israeli Participants who are granted Trustee 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, the Election shall not prevent the Company from granting Non-Trustee 102 Awards simultaneously.

3.6                               All Trustee 102 Awards must be held in trust by, or subject to the approval of the ITA, under the control or supervision of a Trustee, as described in Section 4 below.

3.7                               The designation of Non-Trustee 102 Awards and Trustee 102 Awards shall be subject to the terms and conditions set forth in Section 102.

3.8                               Stock Awards granted to Unapproved Israeli Participants shall be subject to tax according to the provisions of the Ordinance and shall not be subject to the Trustee arrangement detailed herein.

4.                                      TRUSTEE

4.1                               Trustee 102 Awards which shall be granted under this Appendix and/or any Common Stock allocated or issued upon grant, vesting or exercise of a Trustee 102 Award and/or other Common Stock received following any realization of rights under the Plan, shall be allocated or issued to the Trustee or controlled by the Trustee, for the benefit of the Approved Israeli Participants, in accordance with the provisions of Section 102. In the event that the requirements for Trustee 102 Awards are not met, the Trustee 102 Awards may be regarded as Non-Trustee 102 Awards or as Awards which are not subject to Section 102, all in accordance with the provisions of Section 102.

4.2                               With respect to any Trustee 102 Award, subject to the provisions of Section 102, an Approved Israeli Participant shall not sell or release from trust any Common Stock received upon the grant, vesting or exercise of a Trustee 102 Award and/or any Common Stock received following any realization of rights, including, without limitation, stock dividends, under the Plan at least until the lapse of the period of time required under Section 102 or any shorter period of time determined by the ITA (the “Holding Period”). Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Approved Israeli Participant.

4.3                               Notwithstanding anything to the contrary, the Trustee shall not release or sell any Common Stock allocated or issued upon grant, vesting or exercise of a Trustee 102 Award unless the Company, its Israeli Subsidiary and the Trustee are satisfied that the full amounts of Tax due have been paid or will be paid.

4.4                               Upon receipt of any Trustee 102 Award, the Approved Israeli Participant will consent to the grant of the Stock Award under Section 102 and undertake to comply with the terms of Section 102 and the trust arrangement between the Company and the Trustee.

5.                                      THE STOCK AWARDS

The terms and conditions upon which the Stock Awards shall be issued and exercised or vest, shall be specified in the Israeli Award Agreement to be executed pursuant to the Plan and to this Appendix.  Each Israeli Award Agreement shall state, inter alia, the number of Common Stock to which the Stock Award relates, the type of Stock Award granted thereunder (i.e., a CGA, OIA or Non-Trustee 102 Award or any Stock Award granted to Unapproved Israeli Participant), and any applicable vesting provisions and exercise price that may be payable. For the avoidance of doubt it is clarified that there is no obligation for uniformity of treatment of Israeli Participants and that the terms and conditions of Stock Awards need not be the same with respect to each Israeli Participant (whether or not such Israeli Participants are similarly situated).

6.                                      EXERCISE AND VESTING OF STOCK AWARDS

The grant, vesting and exercise of Stock Awards granted to Israeli Participants shall be subject to the terms and conditions and, with respect to exercise, the method, as may be determined by the Company (including the provisions of the Plan) and, when applicable, by the Trustee, in accordance with the requirements of Section 102.

7.                                      ASSIGNABILITY, DESIGNATION AND SALE OF STOCK AWARDS

7.1.                            Notwithstanding any other provision of the Plan (including sections 5(e) and 6(a)(iv) of the Plan), no Stock Award or any right with respect thereto, or purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral, or any right with respect to any Stock Award given to any third party whatsoever, and during the lifetime of the Israeli Participant, each and all of such Israeli Participant’s rights with respect to a Stock Award shall belong only to the Israeli Participant. Any such action made directly or indirectly, for an immediate or future validation, shall be void.

7.2                               As long as Stock Awards or Common Stock issued or purchased hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Common Stock cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.                                      INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S APPROVAL

8.1.                            With regard to Trustee 102 Awards, the provisions of the Plan and/or the Appendix and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and any approval issued by the ITA and the said provisions shall be deemed an integral part of the Plan, the Appendix and the Israeli Award Agreement.

8.2.                            Any provision of Section 102 and/or said approval issued by the ITA which must be complied with in order to receive and/or to maintain any tax Stock Award pursuant to Section 102, which is not expressly specified in the Plan, the Appendix or the Israeli Award Agreement, shall be considered binding upon the Company, any Israeli Subsidiary and the Israeli Participants.

9.                                      TAX CONSEQUENCES

9.1                               Any tax consequences arising from the grant, exercise, vesting or sale of any Stock Award, from the payment for or sale of Common Stock covered thereby or from any other event or act (of the Company, and/or its Subsidiaries, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Subsidiaries, and/or the Trustee shall withhold Tax according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Israeli Participant agrees to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such Tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such Tax from any payment made to the Israeli Participant.

9.2                               The Company and/or, when applicable, the Trustee shall not be required to release any Stock Award or Common Stock to an Israeli Participant until all required Tax payments have been fully made.

9.3                               Approved Awards that do not comply with the requirements of Section 102 shall be considered Non-Approved 102 Awards or Awards subject to tax under Section 3(i) or 2 of the Ordinance.

9.4                               With respect to Non-Trustee 102 Awards, if the Israeli Participant ceases to be employed by the Company or any Subsidiary, or otherwise if so requested by the Company or the Subsidiary, the Israeli Participant shall extend to the Company and/or the Subsidiary a security or guarantee for the payment of Tax due at the time of sale of Common Stock, in accordance with the provisions of Section 102.

9.5        For avoidance of doubt, it is clarified that the tax treatment of any Stock Award granted under this Appendix is not guaranteed and, although Stock Awards may be granted under a certain tax route, they may become subject to a different tax route in the future.

10.                               TERM OF PLAN AND APPENDIX

Notwithstanding anything to the contrary in the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Appendix or for any amendment to this Appendix as are necessary to comply with any Applicable Law, applicable to Stock Awards granted to Israeli Participants under this Appendix or with the Company’s incorporation documents.

11.                               ONE TIME AWARD

The Stock Awards and underlying Common Stock are extraordinary, one-time awards granted to the Participants, and are not and shall not be deemed a salary component for any purpose whatsoever, including in connection with calculating severance compensation under applicable law, nor shall receipt of an award entitle a Participant to any future Stock Awards.

* * * * *